                                                                    EXHIBIT 10.7

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                                   NUCO2 INC.

                                       and

                           THE INVESTORS PARTY HERETO

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                            SPECIAL WARRANT AGREEMENT

                           Dated as of August 25, 2003

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                                TABLE OF CONTENTS

                                                                            Page
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        4.02  Transfers of Restricted Securities Pursuant to

        6.06  Other Provisions Applicable to Adjustments
              Under this Section 6............................................18

                                      (i)

Section 7.  Consolidation, Merger, Share Exchange, etc.; Distributions........20
        7.01  Consolidation, Merger, Share Exchange, etc......................20
        7.02  Distributions upon Declaration of Dividend or

                                      (ii)

SCHEDULE 1     -     Schedule of Warrants and Options
SCHEDULE 2     -     Authorized and Outstanding Capital Stock
SCHEDULE 3     -     Existing Registration Rights

ANNEX 1        -     Form of Special Warrant

                                     (iii)

                            SPECIAL WARRANT AGREEMENT

            SPECIAL WARRANT  AGREEMENT dated as of August 25, 2003 among:  NuCo2
INC., a corporation  duly  organized and validly  existing under the laws of the
State of Florida (the  "Company");  and each of the investors  signatory  hereto
(individually, an "INITIAL HOLDER" and, collectively, the "INITIAL HOLDERS").

            NOW,  THEREFORE,  in  consideration  of  the  mutual  covenants  and agreements  set  forth  in this  Agreement,  and for  other  good  and  valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1. DEFINITIONS, ACCOUNTING TERMS AND DETERMINATIONS.

            1.01 DEFINITIONS. Except as expressly provided herein, the following terms shall have the following meanings (all terms in this Section 1 or in other provisions  of this  Agreement in the singular to have the same  meanings in the plural and vice versa):

               "1995  STOCK  OPTION  PLAN" shall mean the  Company's  1995 Stock
Option Plan for employees as the same may be amended from time to time.

               "ADDITIONAL  SHARES  OF  COMMON  STOCK"  shall  mean  all  shares
(including  treasury shares) of Common Stock issued or sold by the Company on or after the date hereof,  other than (i) the shares of Common  Stock  described as being issued and  outstanding  in Section 3.07 hereof and (ii) the Option Stock,
Options and Warrants listed on Schedule 1 hereto.

               "AFFILIATE" shall have the meaning assigned thereto in Rule 12b-2 of the Exchange Act.  Notwithstanding the foregoing,  (a) no individual shall be deemed to be an Affiliate of a corporation  solely by reason of his or her being an officer or director of such corporation,  and (b) none of the Initial Holders
(or any of their Affiliates) shall be an Affiliate of the Company.

               "BANK HOLDING COMPANY  AFFILIATE" shall mean, with respect to any
Holder that is a BHCA Holder, (i) if such Holder is a bank holding company,  any company controlled by such bank holding company or (ii) the bank holding company that controls  such Holder and any other Person  controlled by such bank holding company.

               "BHCA HOLDER"  shall mean a bank holding  company or a subsidiary of a bank holding company.

               "BOARD" shall mean the Board of Directors of the Company.

               "BUSINESS DAY" shall mean any day on which  commercial  banks are not authorized or required to close in New York City.

               "CODE" shall mean the Internal Revenue Code of 1986, as amended.

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                                      -2-

               "COMMISSION" shall mean the Securities and Exchange Commission or any other  similar or successor  agency of the Federal  government  with primary responsibility for administering the Securities Act.

               "COMMON STOCK" shall mean the Company's  authorized Common Stock, par value  $.001 per  share,  and any stock into  which  such  Common  Stock may thereafter be changed,  and also shall include stock of the Company of any other class  (including,  without  limitation,  any future  class(es)  of such  Common
Stock), which is not preferred as to dividends or assets over any class of stock of the Company and which is not subject to redemption.

               "COMPANY"  shall have the  meaning  assigned  to such term in the first  paragraph  of this  Agreement,  and  shall  include  any  successors  and permitted assigns of the Company.

               "CONVERTIBLE  SECURITIES"  shall mean evidences of  indebtedness, shares of stock or other  securities  which are convertible into or exchangeable or exercisable for Additional Shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event.

               "CONVERTIBLE  SECURITY VALUE" shall mean the fair market value of a Convertible  Security on the date of issuance,  reasonably  determined in good faith  by the  Board,  less  the  proceeds  received  by the  Company  for  such conversion or exchange.

               "CURRENT  MARKET  PRICE",  per  share of  Common  Stock,  for the purposes of any  provision  hereof or of a Warrant at the date herein or therein specified,  shall be deemed to be (a) with respect to any  Additional  Shares of
Common Stock issued (or to be issued) in a public  offering (other than a public offering effected as a part of a merger or other acquisition  transaction by the
Company,  in which case paragraph (b) below shall apply),  the offering price of such Additional Shares and (b) otherwise, the average of the daily market prices for each day during the 20 consecutive  trading days immediately  preceding such date as of which such a price can be  established in the manner set forth in the next sentence. The market price for each such trading day shall be the last sale price on such day as reported in the Consolidated  Last Sale Reporting System or as quoted in the National  Association of Securities Dealers Automated Quotation
System, or if such last sale price is not available,  the average of the closing bid and asked  prices as  reported in either such  system.  Notwithstanding  the foregoing, the "Current Market Price" per share of Common stock for shares to be issued in  connection  with an  acquisition  of  assets  or  stock,  a tender or exchange offer, a merger or other business combination shall be deemed to be the price per share as determined  in such  acquisition,  tender or exchange  offer, merger or other business combination agreement.

               "CURRENT WARRANT PRICE",  for the purpose of any provision hereof or of a Warrant at the date herein or therein  specified,  shall mean the amount per share of Common  Stock equal to the  quotient  resulting  from  dividing the
Exercise  Price  per Stock  Unit in effect on such date by the  number of shares
(including any fractional share) of Common Stock comprising a Stock Unit on such date.

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                                      -3-

               "DATE OF ISSUANCE"  shall have the meaning  assigned to such term in Section 11.04 hereof.

               "DIRECTORS'   Stock  Option   Plan"  shall  mean  the   Company's
Directors'  Stock  Option  Plan for  non-employee  directors  as the same may be amended from time to time.

               "ELECTION NOTICE" shall have the meaning assigned to such term in
Section 11.04 hereof.

               "ELECTION PERIOD" shall have the meaning assigned to such term in
Section 11.04 hereof.

               "EQUITY SECURITIES" shall mean any securities the rights of which are in the nature of those of the  Company's  Common Stock,  including,  without limitation,  common  stock,  any  securities  having  the  right to vote for the election of directors,  stock appreciation  rights,  and securities  convertible into any of the foregoing.

               "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder,  all as the same shall be in effect at the time or any replacement act.

               "EXERCISE NOTICE" shall have the meaning assigned to such term in
Section 2.05 hereof.

               "EXERCISE  PRICE" shall have the meaning assigned to such term in the form of Warrant attached as Annex 1 hereto.

               "EXPIRATION DATE" shall have the meaning assigned to such term in the form of Warrant attached as Annex 1 hereto.

               "GAAP"  shall  mean  generally  accepted  accounting   principles
applied on a consistent basis.

               "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state  or  other  political  subdivision  thereof,  and  any  entity  exercising executive,  legislative,  judicial, regulatory or administrative functions of or pertaining to any such government.

               "HOLDER" shall mean any Person who acquires  Restricted  Warrants pursuant to the provisions of this Agreement, including, without limitation, the
Initial  Holders,  any  Affiliate  of the  Initial  Holders,  and any  permitted transferees of any of the foregoing.

               "INITIAL  HOLDER" shall have the meaning assigned to such term in the first paragraph of this Agreement.

               "INDEMNIFIED  PARTY" shall have the meaning assigned to such term in Section 12.06 hereof.

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               "INDEMNIFYING PARTY" shall have the meaning assigned to such term in Section 12.06 hereof.

               "ISSUE  PRICE"  shall have the  meaning  assigned to such term in
Section 11.04 hereof.

               "LIEN"   shall  mean  any  pledge,   assignment,   hypothecation,
mortgage,  security  interest,  deposit  arrangement,  conditional sale or title retaining contract, sale and leaseback transaction,  financing statement filing, or any other type of lien, charge, encumbrance or preferential arrangement.

               "MAJORITY  HOLDERS"  shall  mean  Holders  of a  majority  of the
Warrant Stock issued or issuable upon exercise of the Warrants.  For purposes of giving notices hereunder, Holders of Warrants shall be deemed holders of Warrant
Stock issued upon the exercise thereof.

               "MAJORITY  INITIAL  HOLDERS"  shall  mean  Initial  Holders  of a majority of the Warrant  Stock issued or issuable upon exercise of the Warrants.
For purposes of giving notices  hereunder,  Initial Holders of Warrants shall be deemed holders of Warrant Stock issued upon the exercise thereof.

               "NOTICE OF ISSUANCE" shall have the meaning assigned to such term in Section 11.04 hereof.

               "ON A FULLY DILUTED BASIS" shall mean, with respect to the Common
Stock of the  Company  outstanding  at any  time,  the  number of shares of such
Common Stock then issued and outstanding, assuming full conversion, exercise and exchange of all issued and outstanding  Convertible  Securities and Options that shall be (or may become)  exchangeable  for, or exercisable or convertible into, such Common Stock,  including  Warrants with respect thereto;  provided that the number of shares of Common Stock deemed to be  outstanding  "on a fully  diluted basis" shall be reduced (without  duplication) by the number of shares of Common
Stock  purchasable  or issuable  upon  exercise,  conversion  or exchange of (i)
Options or Convertible Securities at the time of calculation that are Out of the
Money and (ii) Options issued under the Stock Option Plans.

               "OPTION"  shall  mean  any  warrant,  option  or  other  right to subscribe  for or  purchase  Additional  Shares of Common  Stock or  Convertible
Securities, including those listed on Schedule I hereto.

               "OPTION  STOCK"  shall mean shares of Common Stock not to exceed, in the  aggregate,  1,950,000  shares of Common  Stock,  issued or  issuable  in accordance  with the Stock Option  Plans,  provided  that (i) in the case of the
1995 Stock Option Plan,  the option  exercise price at the time of such grant is not less than 75% of the fair  market  value of such  shares on the date of such grant as  reasonably  determined  in good  faith by the  Stock  Option  or other administering  Committee  of the Board  and (ii) the  number of shares of Common

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                                      -5-

Stock  specified  above shall be adjusted  as  appropriate  to reflect any stock split,  stock  consolidation,  subdivision or  combination  affecting the Common
Stock.

               "OTHER  SECURITIES"  shall  mean any stock  (other  than  Warrant
Stock) and other  securities  of the Company or any other Person  (corporate  or otherwise)  which a Holder at any time shall be entitled  to  receive,  or shall have received,  upon exercise of the Warrants held by such Holder or pursuant to
Section 7 hereof,  in lieu of or in addition to Warrant  Stock,  or which at any time  shall  be  issuable  or shall  have  been  issued  in  exchange  for or in replacement  of  Warrant  Stock  or  Other  Securities  received  in an  earlier exchange, exercise or replacement of Warrant Stock.

               "OUT OF THE MONEY" shall mean (a) in the case of an Option,  that the fair market value of the shares of any Common Stock which the holder thereof is entitled to purchase or subscribe for is less than the exercise price of such
Option  and  (b) in the  case  of a  Convertible  Security,  that  the  quotient resulting  from dividing the fair market value of such  Convertible  Security by the  number of shares of any Common  Stock  into or for which  such  Convertible
Security is  exercisable,  convertible or  exchangeable is greater than the fair market value of a share of such Common Stock.

               "PARTICIPATING  SECURITY"  shall mean any  security  (other  than
Common  Stock) the rights of the holders of which are not limited to (i) a fixed sum or percentage of  liquidation  preference  or principal  amount,  (ii) a sum determined  by  reference  to a formula  based on a published  index of interest rates, (iii) an interest rate publicly announced by a financial institution or a similar  index of interest  rates in respect of interest or  dividends or (iv) a fixed sum or percentage  of principal  amount or  liquidation  preference in any distribution of assets.

               "PERSON"  shall mean a  corporation,  an  association,  a limited liability company, a partnership, a joint venture, an organization,  a business, an individual or a Government Authority.

               "PREFERRED STOCK" shall mean, as to any Person, any capital stock of such Person which is preferred as to dividends or assets over any other class of any other stock of such Person.

               "REGULATED  HOLDER"  shall mean a Holder  which is a bank, a bank holding  company or an Affiliate  of any of the  foregoing.  A Regulated  Holder shall be deemed to have a "REGULATORY  PROBLEM" when (i) such Regulated Holder's investment in the Warrants  and/or Warrant Stock exceeds any limitation to which it is subject, or is otherwise not permitted,  under any law, rule or regulation of any  Governmental  Authority  (including any position to that effect taken by such Governmental Authority), or (ii) restrictions are imposed on such Regulated
Holder which, in its reasonable  judgment,  make it illegal or unduly burdensome for such  Regulated  Holder to continue  to hold such  Warrants  and/or  Warrant
Stock.

               "REGULATION  Y" shall mean  Regulation Y promulgated by the Board of  Governors of the Federal  Reserve  System (12 C.F.R.  225) or any  successor regulation.

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               "RESTRICTED  CERTIFICATE"  shall  mean a  certificate  for Common
Stock,  Warrants or Other Securities bearing the restrictive legend set forth in
Section 4.04 hereof. ------------

               "RESTRICTED   SECURITIES"   shall  mean   Restricted   Stock  and
Restricted Warrants.

               "RESTRICTED  STOCK"  shall  mean  Common  Stock  evidenced  by  a
Restricted Certificate.

               "RESTRICTED   WARRANTS"  shall  mean  Warrants   evidenced  by  a
Restricted Certificate.

               "RULE 144" shall mean Rule 144 as  promulgated  by the Commission under the Securities Act and any successor  provision  thereto,  all as the same shall be in effect at the time.

               "SECURITIES  ACT"  shall  mean the  Securities  Act of  1933,  as amended, and the rules and regulations of the Commission thereunder,  all as the same shall be in effect at the time or any replacement act.

               "SELLER" shall have the meaning  assigned to such term in Section
12.01 hereof.

               "SELLER  NOTICE" shall have the meaning  assigned to such term in
Section 12.01 hereof.

               "SHAREHOLDER"  shall mean any Person who  directly or  indirectly owns any shares of Common Stock of the Company.

               "STOCK OPTION  PLANS" shall mean the Company's  1995 Stock Option
Plan and the Company's Directors' Stock Option Plan.

               "STOCK UNIT" shall mean one share of Common Stock, as such Common
Stock is constituted on the date hereof,  and thereafter  shall mean such number
of  shares  (including  any  fractional   shares)  of  Common  Stock  and  Other
Securities,  cash or  other  property  as  shall  result  from  the  adjustments specified in Sections 6 and 7 hereof.

               "SUBSIDIARY" shall mean, for any Person, any corporation or other entity  of  which at  least a  majority  of the  securities  or other  ownership interests  having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons  performing similar functions of such corporation  or other  entity is at the time  directly  or  indirectly  owned or controlled by such Person and/or one or more Subsidiaries of such Person.

               "TRANSFER"   shall  mean  any   disposition   of  any  Restricted
Securities,  or of any  interest in any thereof,  which would  constitute a sale thereof within the meaning of the Securities Act.

               "WARRANTS"  shall  mean the  warrant  certificates  covering  the purchase  of  Stock  Units,  each  in the  form of  Annex  1 to this  Agreement, originally issued by the Company pursuant to Section 2 hereof,  and all Warrants

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                                      -7-

issued upon transfer,  division or combination of, or in  substitution  for, any thereof. All Warrants shall at all times be identical as to terms and conditions and expiry  date,  except as to the number of Stock  Units for which they may be exercised and the Exercise Price.

               "WARRANT  STOCK"  shall  mean the  shares of Common  Stock of the
Company  purchasable  or purchased  upon the exercise of Warrants  issued by the
Company,  including  any such  Common  Stock into which  such  Common  Stock may thereafter be changed.

            1.02 ACCOUNTING TERMS AND DETERMINATIONS. Except as otherwise may be
expressly   provided   herein,   all  accounting  terms  used  herein  shall  be
interpreted,  and all certificates and reports as to financial  matters required to be  delivered  to the  Holders  hereunder  and  under the  Warrants  shall be prepared,  in  accordance  with GAAP.  All  calculations  made for  purposes  of determining  compliance  with the terms of this Agreement and the Warrants shall
(except as may be expressly provided herein) be made by application of GAAP.

            Section 2. PURCHASE, SALE AND EXERCISE OF WARRANTS.

            2.01 AUTHORIZATION AND ISSUANCE OF SHARES AND WARRANTS.  The Company
has  authorized:  (a) the issue of the  Warrants  for  issuance  to the  Initial
Holders pursuant to this Agreement; and (b) the reservation for issuance of such number of shares of its Common Stock as shall be issuable  upon  exercise of the
Warrants.

            2.02 THE CLOSING.

                 (a) The Company shall issue to each Initial Holder, on the date hereof and for no cash  consideration,  Warrants  covering  such number of Stock
Units as is specified  opposite the name of such Initial Holder on the signature page(s) hereto.  The number of shares of Common Stock comprising each Stock Unit covered  by the  Warrants  issued  under  this  Agreement  shall be  subject  to adjustment as provided in Sections 6 and 7 hereof.

                 (b) On the date  hereof,  the  Company  shall  deliver  to each
Initial  Holder a single  certificate  for the  Warrants  to be acquired by such
Initial Holder hereunder,  registered in the name of such Initial Holder, except that,  if such Initial  Holder shall notify the Company in writing prior to such issuance  that it  desires  certificates  for  Warrants  to be  issued  in other denominations  or  registered  in the  name or names of any  Person  or  Persons referred to in Section  5.01(a)(i) or (ii) hereof or any nominee or nominees for its or their  benefit,  then the  certificates  for Warrants to be issued by the
Company  shall  be  issued  to such  Initial  Holder  in the  denominations  and registered in the name or names specified in such notice.

                 (c) On the  date  hereof,  the  Company  will  deliver  to each
Initial Holder a legal opinion from counsel to the Company in form and substance reasonably satisfactory to each Initial Holder.

            2.03 INITIAL HOLDER REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each
Initial Holder  represents and warrants to, and agrees with the Company that (a)

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                                      -8-

such Initial  Holder is purchasing  for its own account,  and not with a view to the resale or  distribution  of such  Warrants or the Warrant  Stock or any part thereof,  and such  Initial  Holder is  prepared  to bear the  economic  risk of retaining  such  Warrants and the Warrant Stock for an  indefinite  period,  all without prejudice,  however, to the right of such Initial Holder at any time, in accordance with this Agreement,  lawfully to sell or otherwise to dispose of all or any part of such  Warrants or the Warrant  Stock held by it, (b) such Initial
Holder is an  "accredited  investor"  (as  defined in Rule 501 of  Regulation  D promulgated under the Securities Act), (c) such Initial Holder is experienced in evaluating and investing in securities,  and  understands  that the Warrants and the  Warrant  Stock  will be  restricted  securities,  and that a legend to that effect shall be placed on the Restricted Securities,  and no public market shall exist for the disposition or transfer of such Restricted Securities, and (d) the acquisition, holding and any transfer of any Restricted Securities by an Initial
Holder shall be in compliance with all laws applicable to such Initial Holder.

            2.04 SECURITIES ACT COMPLIANCE. Each Initial Holder understands that the Company has not  registered  or qualified  the Warrants or the Warrant Stock under  the  Securities  Act or any  applicable  state  securities  laws and each
Initial  Holder  agrees that neither the Warrants nor the Warrant Stock shall be sold or offered for sale without  registration  under the  Securities Act or the availability of an exemption therefrom,  all as more fully provided in Section 4 hereof.

            2.05  EXERCISE OF  WARRANTS.  On and after the date hereof and until
5:00 p.m., New York City time, on the Expiration  Date,  each Holder may, on one or more occasions, on any Business Day, in whole or in part:

                 (a) exercise  for cash all or some of the Warrants  held by it;
          and

                 (b)  convert  all or some of the  Warrants  held by it into the number of shares of Common Stock for each Stock Unit evidenced by such
          Warrant  which is being so  converted,  equal to (a)(i) the product of
          (x) the number of shares of Common  Stock  comprising  a Stock Unit at the time of such conversion and (y) the Current Market Price per share of Common Stock at the time of such conversion minus (ii) the Exercise
          Price per Stock  Unit at the time of such  conversion,  divided by (b)
          the Current Market Price per share of Common Stock at the time of such conversion,

in each case by delivering  to the Company,  at its office  maintained  for such purpose pursuant to Section 13.03 hereof:

                             (i) a written  notice  (the  "EXERCISE  NOTICE") of
               such  Holder's  election to exercise such Warrant or convert such
               Warrant, as the case may be, in the form of the Exercise Form set out at the end thereof (or a reasonable facsimile thereof), which notice shall specify the number of Stock Units to be purchased or converted, as the case may be; and

                             (ii) such Warrant,

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                                      -9-

and, in the case of an exercise of such Warrant, a certified or bank check or checks payable to the Company in an aggregate amount equal to the aggregate
Exercise Price for the number of Stock Units as to which such Warrant is being exercised. Upon receipt thereof, the Company shall, as promptly as practicable and in any event within five Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to such Holder a stock certificate or certificates representing the aggregate number of shares of Warrant Stock and
Other Securities issuable upon such exercise or conversion and any other property to which such Holder is entitled by virtue of the exercise of any
Warrants.

            If a Holder is a BHCA  Holder,  such Holder shall not, and shall not permit any of its Bank Holding  Company  Affiliates to, exercise any Warrant if, after  giving  effect to such  exercise,  (i) such  Holder and its Bank  Holding
Company  Affiliates  would own more than 5% of the total issued and  outstanding shares of Common  Stock on a  fully-diluted  basis or (ii) such Holder  would be deemed under Regulation Y to have the power to exercise, directly or indirectly, a controlling  influence over the management or policies of, or would  otherwise control,  the Company  unless such  Holder is a  financial  holding  company and exercises  such Warrant in reliance  on, and in  compliance  with,  the merchant banking  exemption set forth in Regulation Y. For purposes of clause (ii)of this paragraph, a reasoned opinion of counsel to such Holder delivered to such Holder
(which is based on facts and circumstances  deemed  appropriate by such counsel)
to the  effect  that  such  Holder  does not have the power to  exercise  such a controlling influence or otherwise control the Company shall be conclusive.

            The stock certificate or certificates for Warrant Stock so delivered shall be in such  denominations  as may be specified in the Exercise  Notice and shall be registered in the name of such Holder or such name or names as shall be designated in such Exercise Notice. Such stock certificate or certificates shall be deemed to have been issued and such Holder or any other Person so  designated to be named  therein  shall be deemed to have  become a holder of record of such shares, including, to the extent permitted by law, the right to vote such shares or to consent or to receive notice as a Shareholder, as of the date on which the last of the Exercise  Notice,  payment of the Exercise  Price and the Warrant to which such  exercise  relates is received by the Company as  aforesaid,  and all taxes  required  to be paid by Holder,  if any,  pursuant  to  Section  13.04(c)
hereof,  prior to the  issuance of such shares have been paid.  If such  Warrant shall have been exercised or converted  only in part, the Company shall,  at the time of delivery of the certificate or certificates  representing  Warrant Stock and  other  securities,  execute  and  deliver  to  such  Holder  a new  Warrant evidencing  the rights of such Holder to purchase (or  convert) the  unpurchased
(or unconverted) Stock Units called for by such Warrant, which new Warrant shall in all other respects be identical with the surrendered Warrant.

            All shares of Common Stock  issuable upon the exercise or conversion of a Warrant shall,  upon payment therefor in accordance  herewith,  be duly and validly issued by the Company,  fully paid and  nonassessable and free and clear of all Liens.

            The Company  shall not be required  to issue a  fractional  share of
Common Stock or Other Securities upon exercise or conversion of any Warrant.  As to any  fraction of a share of Common Stock or Other  Securities  which a Holder would  otherwise be entitled to purchase upon such exercise or  conversion,  the
Company may in lieu of the issuance of a fractional  share pay a cash adjustment

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                                      -10-

in respect of such final fraction in an amount equal to the same fraction of the
Current  Market Price per share of Common Stock or Other  Securities on the date of exercise.

            Section 3.  REPRESENTATIONS  AND WARRANTIES.  The Company represents and warrants to the Initial Holders that:

            3.01 EXISTENCE. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

            3.02 NO BREACH.  Except as described in Section 3.04 hereof, none of the execution and delivery of this Agreement and the Warrants,  the consummation of the  transactions  herein and therein  contemplated  and compliance  with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent  under,  the charter or by-laws of the Company or any applicable law or regulation,  or any order,  writ,  injunction or decree of any court or  Governmental  Authority,  or any  agreement or instrument to which the
Company or any of its  Subsidiaries  is a party or by which any of them is bound or to which any of them is  subject,  or  constitute  a  default  under any such agreement or instrument,  which conflict,  breach,  failure to obtain consent or default would have a material  adverse effect on the financial  condition of the
Company and its Subsidiaries, taken as a whole, or on the ability of the Company to perform its obligations hereunder.

            3.03 CORPORATE ACTION. The Company has all necessary corporate power and  authority  to  execute,  deliver and  perform  its  obligations  under this
Agreement and the  Warrants;  the  execution,  delivery and  performance  by the
Company of this  Agreement  and the Warrants  have been duly  authorized  by all necessary  corporate action (including all required  shareholder  action) on the part of the Company;  this Agreement has been duly executed and delivered by the
Company and  constitutes,  and the Warrants when executed,  issued and delivered
pursuant  to  this  Agreement  will   constitute,   valid  and  legally  binding
obligations of the Company entitled to the benefits  provided  therein,  and the
Warrant Stock initially covered by the Warrants shall, when issued and delivered against payment  therefor in accordance  with the Warrants,  be duly and validly issued,  fully  paid and  nonassessable;  and the  Warrants  when  executed  and delivered  by  the  Company  will  constitute,  its  legal,  valid  and  binding obligations,  enforceable  against it in accordance with their terms,  except as enforcement  may be limited by  bankruptcy,  insolvency  or other  similar  laws affecting  creditors'  rights  generally,  and by general  principles  of equity
(regardless of whether enforcement is sought at equity or in law).

            3.04 APPROVALS. No authorizations,  approvals or consents of, and no filings or registrations with, any Governmental  Authority are necessary for the execution,  delivery or  performance  by the Company of this Agreement or of the
Warrants or for the  validity  or  enforceability  hereof or  thereof.  Any such action required to be taken as a condition to the execution and delivery of this
Agreement and the Warrants, or the issuance of the Warrants, has been duly taken by all such Governmental Authorities or other Persons, as the case may be.

                                Warrant Agreement
                                -----------------

                                      -11-

            3.05  INVESTMENT  COMPANY  ACT.  Neither  the Company nor any of its
Subsidiaries  is an  "investment  company",  or a  company  "controlled  by"  an
"investment company",  within the meaning of the Investment Company Act of 1940, as amended.

            3.06 PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Company nor any
of its  Subsidiaries  is a "holding  company",  or an  "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

            3.07 CAPITALIZATION.

                (a) Upon the issuance of the Warrants under this Agreement,  the total number of shares of capital stock which the Company has authority to issue and the  outstanding  shares of the  Company  will be as set forth in Schedule 2 hereto.  Upon the issuance of the  Warrants  under this  Agreement,  the Company shall  not  have  outstanding  any  stock  or  securities  convertible  into  or exchangeable  for any shares of capital stock nor shall it have  outstanding any rights to subscribe  for or to purchase,  or any Options for the purchase of, or any agreements  providing for the issuance  (contingent or otherwise) of, or any calls,  commitments or claims of any character relating to, any capital stock or stock or securities convertible into or exchangeable for any capital stock other than (i) the  Warrants  to be issued  pursuant to this  Agreement,  and (ii) the
Option Stock, Options and Warrants listed on Schedule 1.

                (b) There is not in effect on the date hereof any  agreement  by the Company  pursuant to which any holders of  securities  of the Company have a right to cause the Company to register such securities  under the Securities Act other than (i) this Agreement and (ii) the agreements and instruments  listed on
Schedule 3.

            3.08  PRIVATE  OFFERING.  The  purchases  to be made by the  Initial
Holders pursuant to this Agreement are to be separate and several purchases. The
Company  agrees that  neither it nor anyone  acting on its behalf has offered or will offer the  Warrants  or the  Warrant  Stock,  or any part  thereof,  or any similar  securities  for issue or sale to, or has  solicited or will solicit any offer to acquire any of the same from,  anyone so as to bring the  issuance  and sale of the Warrants within the provisions of Section 5 of the Securities Act.

            3.09 SEC DOCUMENTS; FINANCIAL STATEMENTS. The Company has filed in a timely  manner all  documents  that the  Company  was  required to file with the
Commission  under  Sections 13, 14(a) and 15(d) of the Exchange  Act,  since its initial public  offering.  As of their  respective  filing dates,  all documents filed by the  Company  with the  Commission  ("SEC  Documents")  complied in all material  respects with the  requirements  of the Exchange Act or the Securities
Act, as  applicable.  None of the SEC  Documents  as of their  respective  dates contained any untrue statement of a material fact or omitted to state a material fact  required to be stated  therein or  necessary to make the  statements  made therein,  in  light  of the  circumstances  under  which  they  were  made,  not misleading.  The  financial  statements  of the  Company  included  in  the  SEC
Documents  (the  "Financial  Statements")  comply  as to  form  in all  material respects with applicable  accounting  requirements  and with the published rules and regulations of the Commission with respect thereto. The Financial Statements

                                Warrant Agreement
                                -----------------

                                      -12-

have been prepared in accordance  with GAAP and fairly present the  consolidated financial  position of the Company and any Subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended  (subject,  in the case of unaudited  statements,  to normal, recurring adjustments).

            Section 4. TRANSFERS GENERALLY; SECURITIES ACT COMPLIANCE.

            4.01 TRANSFERS GENERALLY. Except as otherwise permitted by Section 5 hereof, the Restricted Securities shall only be transferable upon the conditions specified in this Section 4, which conditions are intended,  among other things, to insure  compliance with the provisions of Regulation Y and the Securities Act in respect of the transfer of any Restricted  Securities.  Any Holder shall,  by
its  acceptance  of  any  Warrant   hereunder,   be  deemed  to  have  made  the
representations,  warranties  and agreements set forth in Section 2.03 hereof on the date of such acceptance.

            4.02  TRANSFERS OF RESTRICTED  SECURITIES  PURSUANT TO  REGISTRATION
STATEMENTS AND RULE 144, ETC. The  Restricted  Securities may be offered or sold by the Holder thereof pursuant to (a) an effective  registration statement under the  Securities  Act, (b) to the extent  applicable,  Rule 144 or (c) subject to
Section 4.03 hereof, any other applicable exemption from the Securities Act.

            4.03 NOTICE OF CERTAIN  TRANSFERS.  If any Holder of any  Restricted
Security desires to transfer such Restricted  Security other than pursuant to an
effective  registration  statement,   Rule  144  under  the  Securities  Act  an
applicable  exemption  from the  Securities  Act or in  accordance  with Section
5.01(a)  hereof,  such Holder  shall  deliver to the Company at least 7 Business
Days' prior written notice with respect to the proposed transfer,  together with an opinion (at such Holder's expense) of Milbank, Tweed, Hadley & McCloy LLP, or such other counsel reasonably satisfactory to the Company, to the effect that an exemption from registration under the Securities Act is available and specifying the applicable exemption.

            4.04  RESTRICTIVE  LEGEND.  Unless and until otherwise  permitted by this Section 4, each certificate for Warrants issued under this Agreement,  each certificate  for any Warrants  issued to any  subsequent  transferee of any such certificate,  each certificate for any Warrant Stock issued upon exercise of any
Warrant,  each  certificate  for any  Warrant  Stock  issued  to any  subsequent transferee of any such  certificate,  each  certificate for any Other Securities issued in connection  with the exercise of any Warrant and each  certificate for any Other Securities issued to any subsequent transferee of any such certificate in respect  thereof,  shall be stamped or otherwise  imprinted  with a legend in substantially the following form:

                "THE SECURITIES  REPRESENTED BY THIS  CERTIFICATE HAVE
                NOT BEEN REGISTERED  UNDER THE SECURITIES ACT OF 1933,
                AS AMENDED,  OR APPLICABLE  STATE SECURITIES LAWS, AND
                ACCORDINGLY,  SUCH  SECURITIES MAY NOT BE TRANSFERRED,
                SOLD OR  OTHERWISE  DISPOSED  OF EXCEPT IN  COMPLIANCE
                WITH THE REGISTRATION OR  QUALIFICATION  PROVISIONS OF

                                Warrant Agreement
                                -----------------

                APPLICABLE   FEDERAL  AND  STATE  SECURITIES  LAWS  OR
                APPLICABLE EXEMPTIONS THEREFROM."

                "THE TRANSFER OF THE  SECURITIES  REPRESENTED  BY THIS
                CERTIFICATE IS SUBJECT TO THE CONDITIONS  SPECIFIED IN
                THAT CERTAIN  SPECIAL  WARRANT  AGREEMENT  DATED AS OF
                AUGUST  25,  2003,   BETWEEN  NUCO2  INC.,  A  FLORIDA
                CORPORATION,  AND  CERTAIN  INITIAL  HOLDERS,  AS SUCH
                SPECIAL   WARRANT   AGREEMENT   MAY  BE  MODIFIED  AND
                SUPPLEMENTED  AND IN EFFECT FROM TIME TO TIME,  AND NO
                TRANSFER  OF  THE   SECURITIES   REPRESENTED  BY  THIS
                CERTIFICATE  SHALL BE VALID OR  EFFECTIVE  UNTIL  SUCH
                CONDITIONS HAVE BEEN FULFILLED.  A COPY OF THE FORM OF
                SUCH SPECIAL  WARRANT  AGREEMENT IS ON FILE AND MAY BE
                INSPECTED  AT THE  PRINCIPAL  EXECUTIVE  OFFICE OF THE
                AFORESAID CORPORATION. THE HOLDER OF THIS CERTIFICATE,
                BY ACCEPTANCE OF THIS CERTIFICATE,  AGREES TO BE BOUND
                BY THE PROVISIONS OF SUCH SPECIAL WARRANT AGREEMENT."

            4.05 TERMINATION OF RESTRICTIONS.  The restrictions  imposed by this
Section 4 upon the transferability of the Restricted  Securities shall cease and terminate as to any particular Restricted Security when such Restricted Security shall have been effectively  registered under the Securities Act and sold by the
Holder thereof in accordance  with such  registration or sold under and pursuant to Rule 144 or are eligible to be sold  pursuant to  paragraph  (k) of Rule 144.
Whenever the  restrictions  imposed by this Section 4 shall  terminate as to any
Restricted  Security as hereinabove  provided,  the Holder  thereof shall,  upon written request, be entitled to receive from the Company, without expense, a new certificate  evidencing  such  Restricted  Security not bearing the  restrictive legend  otherwise  required  to  be  borne  by  a  certificate  evidencing  such
Restricted Security.

            Section 5. ADDITIONAL PROVISIONS RELATING TO TRANSFERS.

            5.01  DISPOSITION OF SECURITIES.  Subject to compliance  with all of the provisions of Section 4 hereof,  any Holder shall have the right to transfer any Restricted Securities to any Person.

                (a)  Subject  to  compliance  with the  provisions  of Section 4 hereof,  except with respect to the requirement for an opinion of counsel to the
Holder, which shall not be required under this Section 5.01(a), any Holder shall have the right to transfer any Restricted Securities:

                     (i)  to  any  Person  who at the  time  owns  (directly  or indirectly)  at least a majority of the voting  capital stock or other equity interests of such Holder;

                     (ii) to any  Person  at least a  majority  of whose  voting capital stock shall at the time be owned  (directly or  indirectly) by such  Holder or by any Person who owns  (directly  or  indirectly)  at

                                Warrant Agreement
                                -----------------

                                      -14-

          least a majority of the voting capital stock or other equity interests of such Holder; or

                     (iii) to another Initial Holder.

                (b) If, in the  reasonable  judgment of a Holder,  a transfer is required  to be effected by such Holder  because of a  Regulatory  Problem,  the
Company shall use  reasonable  efforts to assist such Holder in disposing of its
Warrants and Warrant Stock,  subject to and in accordance with the terms of this
Agreement and applicable law, to any prospective  purchaser which is a financial institution  or other  institutional  investor  approved by the  Company  (which approval  shall not be  unreasonably  withheld or  delayed)  of the  Warrants or
Warrant  Stock owned by such Holder as such  purchaser  may  reasonably  request
(provided  that,  the Company  shall not be required to make  available  to such purchaser  any documents or  information  if doing so would,  in the  reasonable judgment of counsel to the Company,  compromise  any  attorney-client  privilege existing  with  respect  thereto) or to a direct or indirect  competitor  of the
Company.

                (c)  In  the  event  of  any  underwritten  public  offering  of
Restricted  Securities  in which a Holder which is subject to the  provisions of
Regulation Y is participating,  the Company shall use its reasonable  efforts to assist the  underwriter in ensuring that any Warrants or Warrant Stock issued by the Company and sold by such Holder are widely disseminated.

            5.02  TRANSFER   RESTRICTION.   Notwithstanding   anything  in  this
Agreement or the Warrants to the contrary,  no Holder  subject to the provisions of Regulation Y shall transfer any Warrants or shares of Warrant Stock issued by the  Company  and held by it, if, as a result of such  transfer  or the right to effect such transfer, such Holder would be deemed under Regulation Y to have the power to exercise,  directly or  indirectly,  a controlling  influence  over the management or policies of, or otherwise control,  the Company (and, for purposes of this  restriction,  a reasoned opinion of counsel to such Holder delivered to such Holder (which is based on facts and  circumstances  deemed  appropriate  by such counsel) to the effect that such Holder does not have the power to exercise such  a  controlling  influence  or  otherwise  control  the  Company  shall  be conclusive).

            5.03  REPURCHASE  OF COMMON  STOCK.  The Company  shall give 30 days prior written notice to each Holder before  purchasing,  redeeming,  retiring or otherwise acquiring any shares of Common Stock of the Company.

            5.04 TRANSFER, DIVISION AND COMBINATION. Subject to Sections 4 and 5
hereof,  transfer  of a Warrant and all rights  thereunder,  in whole or in part
(the "Transferred Warrant"),  shall be registered on the books of the Company to be maintained for such purpose,  upon surrender of such  Transferred  Warrant at the office of the Company  maintained for such purpose pursuant to Section 13.03 hereof, together with a written assignment  substantially in the form set out at the end of such  Transferred  Warrant,  duly executed by the relevant Holder and payment of funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required,  such payment, the Company shall,  subject  to  Sections  4 and 5  hereof  and  the  immediately  following sentence,  (a)  execute and deliver a new Warrant or Warrants in the name of the

                                Warrant Agreement
                                -----------------

                                      -15-

assignee or assignees and in the  denominations  specified in such instrument of assignment,  (b) issue to the assignor a new Warrant  evidencing  the portion of such Transferred  Warrant not so assigned or transferred and (c) promptly cancel such Transferred  Warrant.  A Warrant,  if properly  assigned in compliance with
Sections 4 and 5 hereof,  may be  exercised  by an assignee  for the purchase of shares  of  Common  Stock  without  having a new  Warrant  or  Warrants  issued.
Notwithstanding  any provision herein to the contrary,  the Company shall not be required to register  the  transfer of Warrants or Warrant  Stock in the name of any Person who  acquired  such  Warrant (or part  thereof) or any Warrant  Stock otherwise than in accordance with this Agreement.

            The  Company  shall  maintain  with  its  transfer  agent  or at its aforesaid office, books for the registration and transfer of the Warrants.

            Section 6.  ADJUSTMENT OF STOCK UNIT. The number of shares of Common
Stock  comprising a Stock Unit shall be subject to adjustment  from time to time as set  forth in this  Section  6. All of the  adjustments  referred  to in this
Section 6 shall only apply to Warrants  which have not yet been  exercised.  The
Company  shall not create any class of Common Stock which  carries any rights to dividends or assets differing in any respect from the rights of the Common Stock on the date hereof.

            6.01 STOCK DIVIDENDS,  SUBDIVISIONS AND COMBINATIONS. If at any time the Company shall:

                (a) declare or pay a dividend  payable in  Additional  Shares of
Common Stock, or

                (b)  subdivide  its  outstanding  shares of Common  Stock into a larger number of shares of Common Stock, or

                (c)  combine  its  outstanding  shares  of Common  Stock  into a smaller number of shares of Common Stock,

then the number of shares of Common Stock  comprising  a Stock Unit  immediately after the  occurrence of any such event shall be adjusted to equal the number of shares of Common  Stock which a record  holder of the number of shares of Common
Stock comprising a Stock Unit  immediately  prior to the happening of such event would own or be entitled to receive after the happening of such event.

            6.02 ISSUANCE OF ADDITIONAL  SHARES OF COMMON STOCK.  If at any time the Company shall (except as hereinafter  provided) issue or sell any Additional
Shares of Common Stock in exchange for consideration in an amount per Additional
Share of  Common  Stock  less  than  the  Current  Market  Price at the time the
Additional  Shares of  Common  Stock are  issued,  then the  number of shares of
Common Stock thereafter comprising a Stock Unit shall be adjusted to that number determined  by  multiplying  the number of shares of Common  Stock  comprising a
Stock Unit immediately  prior to such adjustment by a fraction (a) the numerator of which shall be the number of shares of Common Stock  outstanding  immediately prior to the issuance of such Additional  Shares of Common Stock plus the number

                                Warrant Agreement
                                -----------------

                                      -16-

of such Additional Shares of Common Stock so issued,  and (b) the denominator of which  shall be the  number of shares of Common  Stock  outstanding  immediately prior to the issuance of such Additional  Shares of Common Stock plus the number of shares of Common Stock which the aggregate consideration for the total number of such  Additional  Shares of  Common  Stock so issued  would  purchase  at the
Current  Market Price.  For purposes of this Section 6.02,  for all issuances of shares of Common  Stock  except for those shares  issued in  connection  with an acquisition  of assets or stock,  a tender or exchange  offer, a merger or other business  combination,  the date as of which the Current  Market  Price shall be computed  shall be the earlier of (i) the date on which the Company  shall enter into a firm contract for the issuance of such Additional  Shares of Common Stock and (ii) the date of actual issuance of such Additional  Shares of Common Stock.
Subject to Section 6.05 hereof, no further adjustment of the number of shares of
Common Stock  comprising a Stock Unit shall be made under this Section 6.02 upon the issuance of any Additional Shares of Common Stock:

                (a) for which an  adjustment  is  provided  under  Section  6.01 hereof;

                (b) which are issued  pursuant to the exercise of any Options or the conversion, exchange or exercise of any Convertible Securities, if any such adjustment  shall previously have been made upon the issuance of such Options or Convertible Securities (or upon the issuance of any
          Option therefor) pursuant to Section 6.03 or 6.04 hereof; or

                (c) as a  distribution  or a dividend  which is  distributed  or declared and paid in accordance with Section 7.02 hereof.

            6.03 ISSUANCE OF OPTIONS.  If at any time the Company shall issue or sell, or shall fix a record date for the  determination  of holders of any class of  securities  entitled to receive,  any Options,  whether or not the rights to purchase thereunder are immediately exercisable,  and the consideration received by the  Company in payment  for such  Options  (determined  in  accordance  with
Section 6.06(a) hereof) shall be less than the Current Market Price in effect on the date of and immediately  prior to such issuance,  sale or fixing of a record date,  then the number of shares of Common Stock  thereafter  comprising a Stock
Unit shall be adjusted as provided in Section  6.02 hereof on the basis that (a)
the maximum number of Additional Shares of Common Stock issuable pursuant to all such Options  shall be deemed to have been issued as of (and,  accordingly,  the date as of which  the  Current  Market  Price  shall be  computed  shall be) the computation date specified in the next succeeding sentence of this Section 6.03, and (b) the aggregate consideration for such maximum number of Additional Shares of Common  Stock  shall be (subject to Section  6.05  hereof) the  consideration received by the Company for the  issuance or sale of such  Additional  Shares of
Common  Stock  pursuant to the terms of such Options or pursuant to the terms of such Convertible Securities.  For purposes of this Section 6.03, the computation date for  clause  (a) above  shall be the  earlier  of (i) the date on which the
Company  shall take a record of the holders of its Common  Stock for the purpose of  entitling  them to  receive  any such  Options,  (ii) the date on which  the
Company  shall  enter  into a firm  contract  for the  issuance  or sale of such
Options  and  (iii)  the date on which  the  Company  shall  issue or sell  such
Options.  No  further  adjustment  of the  number  of  shares  of  Common  Stock comprising  a Stock Unit shall be made under this Section 6.03 upon the issuance or sale of any Options to  subscribe  for or purchase any  Additional  Shares of
Common Stock or any Convertible  Securities or upon the subsequent issue or sale

                                Warrant Agreement
                                -----------------

                                      -17-

of Additional  Shares of Common Stock upon the exercise of such Options,  if any such  adjustment  shall  previously  have been made upon the issuance or sale of such Option or upon the setting of a record  date  therefor,  or upon any deemed issuance or sale of such Additional Shares of Common Stock, as a distribution or a dividend which is distributed or declared and paid in accordance  with Section
7.02 hereof.  Notwithstanding the foregoing,  any issuance of an Option which is issued together with a debt security of the Company, as a unit, shall be treated for the purpose of this Section 6 as the issuance of a Convertible Security.

            6.04 ISSUANCE OF CONVERTIBLE SECURITIES.  If at any time the Company shall  issue or sell any  Convertible  Securities,  whether or not the rights to
exchange  or  convert   thereunder   are   immediately   exercisable,   and  the
consideration received by the Company in payment for such Convertible Securities shall be less than the  Convertible  Security Value thereof,  then the number of shares of Common Stock thereafter  comprising a Stock Unit shall be increased to a number of shares of Common  Stock  having a value  immediately  following  the computation  date (as  established  below)  equal to the value of the  number of shares  comprising such Stock Unit  immediately  before such increase.  For this purpose,  the value before the increase will be the Current  Market Price of the
Common Stock  (determined  as at the date  immediately  preceding such increase)
divided by the number of shares of Common Stock  outstanding  on a fully diluted basis,  and the value  immediately  following the computation  date shall be the foregoing  value,  except that the numerator  shall be the Current  Market Price plus the cash amount paid to the Company for such  Convertible  Securities  less the Convertible  Security Value of such  Convertible  Securities on issuance and the denominator  shall be increased by the number of Additional Shares of Common
Stock issuable on exercise of such Convertible Securities.  For purposes of this
Section  6.04,  the  computation  date shall be the  earliest of (i) the date on which the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any such Convertible  Securities,  (ii) the date on which the Company  shall enter into a firm  contract for the issuance or sale of such  Convertible  Securities  and (iii) the date of actual  issuance or sale of such  Convertible  Securities.  No further  adjustment  of the number of shares of Common Stock  comprising a Stock Unit shall be made under this Section
6.04 upon the issuance or sale of any  Convertible  Securities or the conversion or exchange of such  Convertible  Securities  into  Additional  Shares of Common
Stock:

                             (A)  which  are  issued  or  sold  pursuant  to the
                exercise of any Option  therefor,  if any such adjustment  shall previously have been made upon the issuance or sale of an Option relating to such Convertible Securities pursuant to Section 6.03 hereof; or

                             (B) if any such adjustment in respect thereof shall
                previously  have  been made upon the  setting  of a record  date
                therefor,   or  upon  any  deemed   issuance  or  sale  of  such
                Convertible Securities; or

                             (C)  as a  distribution  or  a  dividend  which  is
                distributed or declared and paid in accordance with Section 7.02 hereof.

            6.05 SUPERSEDING ADJUSTMENT OF STOCK UNIT. If, at any time after any adjustment of the number of shares of Common Stock comprising a Stock Unit shall have  been  made  pursuant  to  Section  6.03 or 6.04  hereof as a result of the issuance of Options or  Convertible  Securities,  or after any new adjustment of the  number of shares of Common  Stock  comprising  a Stock Unit shall have been

                                Warrant Agreement
                                -----------------

                                      -18-

made pursuant to this Section 6.05, (a) such Options or the right of conversion, exchange or exercise of such Convertible  Securities shall expire,  and all or a portion of such Options or the right of  conversion,  exchange or exercise  with respect to all or a portion of such Convertible Securities,  as the case may be, shall not have been  exercised or treated as having been  exercised or otherwise
canceled  or  acquired  by  the  Company  in  connection   with  any  settlement
(including,  without  limitation,  any cash  settlement)  of such Options or the rights of conversion, or exchange or exercise of such convertible Securities, or
(b) there has been any change  (whether by the passage of time or  otherwise) in the number of shares  issuable  upon  exercise,  conversion  or exchange of such
Options or  Convertible  Securities  (including  as a result of the operation of antidilution provisions applicable thereto), or (c) the consideration per share, for which  Additional  Shares of Common  Stock  are  issuable  pursuant  to such
Options or the terms of any Convertible Securities,  or the maturity of any such
Convertible  Security,  shall be  changed  (whether  by the  passage  of time or otherwise) then such previous adjustment shall be rescinded and annulled and the
Additional  Shares of Common  Stock  which  were  deemed to have been  issued by virtue of the  computation  made in connection  with the adjustment so rescinded and  annulled  shall no longer  be deemed to have been  issued by virtue of such computation.  Thereupon,  a  recomputation  shall be made of the  effect of such
Options or Convertible Securities on the basis of:

                        (i) treating the number of  Additional  Shares of Common
            Stock, if any,  theretofore  actually issued or sold pursuant to the previous  exercise of such  Options or such right of  conversion  or exchange, as having been issued or sold on the date or dates of such issuance as determined for purposes of such previous  adjustment and for the consideration actually received therefor;

                        (ii) treating the maximum number of Additional Shares of
            Common Stock (A) issuable  pursuant to all Options which then remain outstanding  and (B) necessary to effect the  conversion or exchange of all  Convertible  Securities  which then remain  outstanding,  as having been issued (subject,  however,  to further  adjustment under this Section 6.05); and

                        (iii) making the computations called for in Section 6.04
            hereof  on the  basis  of the  revised  terms  of  such  Convertible
            Securities as if the securities being subject to recomputation  were newly  issued as of the relevant  recomputation  date and, if and to the extent called for by the foregoing  provisions of this Section 6 on the basis aforesaid,  a new adjustment of the number of shares of
            Common  Stock  comprising  a Stock Unit shall be made,  and such new adjustment shall supersede the previous  adjustment so rescinded and annulled.

            6.06 OTHER PROVISIONS  APPLICABLE TO ADJUSTMENTS  UNDER THIS SECTION
6. The following  provisions shall be applicable to the making of adjustments of the  number of  shares of Common  Stock  comprising  a Stock  Unit  hereinbefore provided for in this Section 6, irrespective of the accounting  treatment of any consideration described below:

                             (a)  COMPUTATION  OF  CONSIDERATION.  To the extent
               that any  Additional  Shares of Common Stock,  any Options or any
               Convertible  Securities  shall be issued for cash  consideration,

                                Warrant Agreement
                                -----------------

                                      -19-

               the  consideration  received  by the  Company  therefor  shall be deemed to be the amount of cash received by the Company therefor, or,  if such  Additional  Shares  of  Common  Stock,  Options  or
               Convertible   Securities   are   offered  by  the   Company   for
               subscription,  the  subscription  price,  or, if such  Additional
               Shares of Common Stock,  Options or  Convertible  Securities  are
               sold to  underwriters  or dealers for public  offering  without a subscription  offering, the initial public offering price. To the extent  that such  issuance  or sale  shall be for  consideration other than cash, then the amount of such  consideration  shall be deemed to be the fair market value of such  consideration  at the time of such issuance, as reasonably determined by the Board. The consideration  for any Additional Shares of Common Stock issuable pursuant  to any Option to  subscribe  for or  purchase  the same shall be the consideration  received or receivable by the Company for the sale or  issuance  of such  Option  plus  the  additional consideration payable to the Company upon the exercise thereof in full. The consideration for any Additional Shares of Common Stock issuable  pursuant  to the  terms of any  Convertible  Securities shall be the  consideration  paid or  payable  to the  Company in respect  of the  subscription  for,  sale  or  issuance  of  such
               Convertible Securities plus the additional  consideration payable to the Company upon the  conversion or exchange  thereof in full.
               In case of the issuance at any time of any  Additional  Shares of
               Common Stock in payment or  satisfaction of any dividend upon any class of stock other than  Common  Stock,  the  Company  shall be deemed  to have  received  for such  Additional  Shares of Common
               Stock  consideration equal to the amount of such dividend so paid or satisfied.

                             (b) WHEN  ADJUSTMENTS TO BE MADE.  The  adjustments
               required by this Section 6 shall be made whenever and as often as any specified  event  requiring an adjustment  shall occur except that any  adjustment  of the  number of  shares  of Common  Stock comprising  a Stock Unit that would  otherwise be required may be postponed  (except in the case of a subdivision or combination of shares of the Common  Stock,  as  provided  for in  Section  6.01 hereof)  up to but  not  beyond  the  date  of  exercise  if such adjustment  either  by  itself  or  with  other  adjustments  not previously  made adds or subtracts  less than 1% of the aggregate
               Exercise Price for all Warrants then outstanding.  Any adjustment representing a change of less than such minimum  percent  (except as aforesaid)  shall be carried  forward and made as soon as such adjustment,  together  with other  adjustments  required  by this
               Section  6 and not  previously  made,  would  result in a minimum adjustment  on the  date  of  exercise.  For the  purpose  of any adjustment,  any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                             (c) FRACTIONAL INTERESTS.  In computing adjustments
               under this Section 6, fractional  interests in Common Stock shall be taken into account to the nearest one-hundredth of a share.

                             (d)  WHEN  ADJUSTMENT  NOT  REQUIRED.  (i)  If  the
               Company  shall take a record of the  holders of its Common  Stock for the  purpose  of  entitling  them to  receive a  dividend  or distribution  or  subscription  or  purchase  rights  and  shall, thereafter and before the  distribution  thereof to Shareholders, legally  abandon  its  plan  to pay  or  deliver  such  dividend, distribution, subscription or purchase rights, then no adjustment

                                Warrant Agreement
                                -----------------

                                      -20-

               shall be  required by reason of the taking of such record and any such  adjustment  previously  made in  respect  thereof  shall be rescinded and annulled, and no adjustment in the number of shares of Common Stock thereafter  comprising a Stock Unit under Section
               6.02,  6.03 or 6.04  hereof  shall  be  made  in  respect  of the
               Warrants held by such Holder.  (ii) No  adjustment  shall be made hereunder  in respect of the  issuance of Option Stock or options representing the right to acquire Option Stock.

            Section   7.   CONSOLIDATION,    MERGER,   SHARE   EXCHANGE,   ETC.;
DISTRIBUTIONS.  The  provisions  set forth in this Section 7 shall only apply to
Warrants which have not yet been exercised.

            7.01  CONSOLIDATION,   MERGER,  SHARE  EXCHANGE,   ETC.  In  case  a
consolidation,  merger or share  exchange of the Company  shall be effected with another  Person after the date hereof and the Company shall not be the surviving entity,  or the Company shall be the surviving entity but its Common Stock shall be changed into  securities or other  property of another  Person,  or the sale, lease or transfer of all or a substantial  part of its assets to another  Person shall  be  effected  after  the  date  hereof,  then,  as a  condition  of  such consolidation,  merger,  share  exchange,  sale,  lease or transfer,  lawful and adequate  provision shall be made whereby each Holder shall  thereafter have the right to purchase and receive,  upon the exercise of its Warrants,  on the basis and the terms and  conditions  specified  herein (and in lieu of each Stock Unit immediately  theretofore  purchasable  and  receivable  upon the exercise of the
Warrants),  such shares of stock, securities,  cash or other property receivable upon such consolidation, merger, share exchange, sale, lease or transfer as such
Holder would have been  entitled to receive if its  Warrants had been  exercised immediately  prior to such event.  In any such case,  appropriate  and equitable provision  also shall be made with  respect to the rights and  interests of each
Holder to the end that the provisions hereof (including  Section 6 hereof) shall thereafter  be  applicable,  as nearly as may be, in  relation  to any shares of stock,  securities,  cash or  other  property  thereafter  deliverable  upon the exercise of any Warrants.  The Company shall not effect any such  consolidation,
merger,   share   exchange,   sale,   lease  or  transfer  unless  prior  to  or
simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation,  merger or share exchange or the
Person purchasing,  leasing or otherwise  acquiring such assets shall assume, by written  instrument,  the  obligation  to deliver to such  Holder such shares of stock,  securities,  cash or other property as, in accordance with the foregoing provisions,  such Holder may be entitled to upon the  exercise of its  Warrants.
The above  provisions of this Section 7.01 shall  similarly  apply to successive consolidations, mergers, share exchanges, sales, leases or transfers.

            7.02   DISTRIBUTIONS   UPON   DECLARATION   OF   DIVIDEND  OR  OTHER
DISTRIBUTION. So long as any Warrants remain outstanding, the Company shall pay, upon the declaration  and payment of any dividend or distribution  (whether such dividend  or  distribution  is in the  form of  cash,  debt  securities,  equity securities or other  property) on any class of Common Stock,  to each Holder the dividend or distribution that such Holder would be otherwise entitled to receive had such Holder exercised the Warrants held by it in full  immediately  prior to the  taking of record of those  holders  of Common  Stock  entitled  to any such dividend or  distribution,  provided that,  this  provision  shall apply only to dividends or  distributions  in respect of the Common Stock other than ordinary,

                                Warrant Agreement
                                -----------------

                                      -21-

periodic  cash  dividends  paid out of earned  surplus of the  Company.  If such dividend or distribution is in the form of a voting equity security, such Holder will be entitled  to receive,  at its  option,  in its stead  non-voting  equity securities  otherwise  identical to and convertible at such Holder's option into the equity securities to which such Holder is otherwise entitled  thereunder and continuing benefiting from antidilution provisions similar to those herein. This provision  shall not apply to stock  dividends  of  Additional  Shares of Common
Stock, or to a reclassification or  recapitalization,  provided that the Company adjusts the number of shares of Common Stock comprising a Stock Unit pursuant to
Section 6.01 hereof.

            7.03  DILUTION  IN CASE OF  OTHER  SECURITIES.  In  case  any  Other
Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any stock (or Other Securities) of the Company (or any issuer of Other  Securities or any other Person  referred to in Section 7.01 hereof)  or to  subscription,  purchase  or other  acquisition  pursuant  to any rights, options, warrants to subscribe for, purchase or otherwise acquire either
Additional  Shares  of  Common  Stock  or  securities   directly  or  indirectly
convertible into or exchangeable for Additional  Shares of Common Stock,  issued or  granted  by  the  Company  (or  any  such  other  issuer  or  Person)  for a consideration  such as to  dilute,  on a basis  consistent  with  the  standards established  in the other  provisions of Section 6 hereof,  the purchase  rights granted  by the  Warrants,  then,  and in  each  such  case,  the  computations, adjustments and readjustments provided for in said Section 6 with respect to the
Stock Units  shall be made as nearly as  possible in the manner so provided  and applied to determine the amount of Other Securities from time to time receivable upon the  exercise of the  Warrants,  so as to protect  the Holders  against the effect of such dilution.

            Section 8. NOTICE TO WARRANT HOLDERS.

            8.01 NOTICE OF ADJUSTMENT OF STOCK UNIT OR EXERCISE PRICE.  Whenever
the number of shares of Common  Stock  comprising a Stock Unit shall be adjusted pursuant  to  Section  6 or 7  hereof,  the  Company  shall  forthwith  obtain a certificate signed by the chief financial officer of the Company, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such  adjustment was  calculated  (including a description of the basis on which the Board determined the fair market value of Additional  Shares of Common Stock issued  or sold and,  if the  consideration  therefor  was other  than  cash,  a description  of how such  consideration  was valued),  specifying  the number of shares of Common Stock  comprising a Stock Unit and (if such adjustment was made pursuant  to  Section  7 hereof)  describing  the  number  and kind of any other securities  comprising a Stock Unit, and any change in the Exercise Price, after giving effect to such  adjustment or change.  The Company shall  promptly and in any case within 10 days after the making of such adjustments cause a signed copy of such  certificate  to be delivered to each Holder in accordance  with Section
13.02 hereof. The Company shall keep at its office or agency, maintained for the purpose  pursuant to Section 13.03 hereof,  copies of all such  certificates and cause the same to be  available  for  inspection  at said office  during  normal business hours by any Holder or any prospective permitted purchaser of a Warrant designated by a holder thereof.

            8.02 NOTICE OF CERTAIN CORPORATE ACTIONS.  In case the Company shall propose (a) to pay any dividend (other than a regular periodic  dividend payable in cash out of earned surplus) to the holders of its Common Stock or to make any other  distribution  to the holders of its Common Stock,  or (b) to offer to the

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                                -----------------

                                      -22-

holders  of  its  Common  Stock  rights  to  subscribe  for or to  purchase  any
Additional Shares of Common Stock or Other Securities, rights or options, or (c)
to  effect  any   reclassification   of  its   Common   Stock   (other   than  a
reclassification involving only the subdivision,  or combination, of outstanding shares of Common Stock), or (d) to effect any capital reorganization,  or (e) to effect any  consolidation,  merger or share exchange in which the Company is not the surviving  entity,  or is the surviving entity but its Common Stock shall be changed into  securities or other property of another  Person,  or sale,  lease, transfer or other  disposition  of all or a majority of its property,  assets or business,  or (f) to effect the  liquidation,  dissolution  or winding up of the
Company,  then,  in each such case,  the Company  shall give to each Holder,  in accordance with Section 13.02 hereof,  a notice of such proposed  action,  which shall specify the date on which a record is to be taken for the purposes of such stock dividend,  distribution  or offering of rights,  or the date on which such reclassification,  reorganization,  consolidation, merger, share exchange, sale, lease, transfer, disposition,  liquidation, dissolution or winding up is to take place and the date of  participation  therein by the holders of Common Stock, if any such date is to be fixed and shall also set forth  such  facts with  respect thereto as shall be  reasonably  necessary to indicate the effect of such action on the Common  Stock,  if any,  and the  number and kind of any other  shares of stock  which  will  comprise  a Stock  Unit,  and the  purchase  price or prices thereof,  after giving effect to any adjustment,  if any, which will be required as a result of such  action.  Such  notice  shall be so given in the case of any action  covered  by clause (a) or (b) above at least 20 days prior to the record date for  determining  holders of the Common  Stock for purposes of such action, and in the case of any other such action,  at least 20 days prior to the date of the taking of such proposed action or the date of  participation  therein by the holders of Common Stock, whichever shall be the earlier.

            8.03  LIMITATION  ON HOLDERS'  RIGHTS.  Prior to the exercise of any
Warrant, the Holder thereof shall not be entitled to any rights of a Shareholder
(subject to Section 7.02 hereof with respect to  dividends  and  distributions), including,  without limitation,  the right to vote or receive dividends or other distributions,  or any  notice  of any  proceedings  of the  Company  except  as expressly provided in this Agreement.

            Section  9.  RESERVATION  AND  AUTHORIZATION  OF COMMON  STOCK.  The
Company  shall at all  times  reserve  and keep  available  for  issue  upon the exercise or conversion of Warrants  such number of its  authorized  but unissued shares of Common Stock as will be  sufficient  to permit the exercise in full of all  outstanding  Warrants  from time to time.  All shares of Common Stock which shall be so  issuable,  when issued upon  exercise of any Warrant and payment of the applicable  Exercise Price therefor in accordance  with the terms hereof and of the Warrants, shall be duly and validly issued by the Company, fully paid and nonassessable and free and clear of all Liens.

            Before  taking any action which would result in an adjustment in the number of shares of Common Stock comprising a Stock Unit or which would cause an adjustment  reducing the Current  Warrant  Price per share of Common Stock below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants,  the Company shall take any corporate action which is necessary in  order  that the  Company  may  validly  and  legally  issue  fully  paid and nonassessable  shares of  Common  Stock  free and  clear of all  Liens  upon the exercise of all the Warrants immediately after the taking of such action.

                                Warrant Agreement
                                -----------------

                                      -23-

            Before  taking any action which would result in an adjustment in the number of  shares of Common  Stock  comprising  a Stock  Unit or in the  Current
Warrant  Price per share of Common  Stock,  the  Company  shall  obtain all such authorizations or exemptions  thereof,  or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

            The Company will list on each national  securities exchange on which any  Common  Stock may at any time be  listed,  subject  to  official  notice of issuance upon  exercise of the Warrants,  and will maintain such listing of, all shares of Common  Stock  from time to time  issuable  upon the  exercise  of the
Warrants.  The Company will also so list on each national  securities  exchange, and will  maintain  such  listing  of, any Other  Securities  if at the time any securities  of the  same  class  shall be  listed  on such  national  securities exchange by the Company.

            Section 10. TAKING OF RECORD; STOCK AND WARRANT TRANSFER BOOKS.

                (a) In the case of all dividends or other  distributions  by the
Company to the holders of its Common Stock with  respect to which any  provision of Section 6 and Section  7.02  hereof  refers to the taking of a record of such holders,  the Company shall in each such case take such a record as of the close of business on a Business Day.

                (b) The  Company  shall not close  its stock  transfer  books or
Warrant  transfer  books for the purpose of preventing or delaying the exercise, conversion or transfer of any Warrant.

            Section 11. HOLDERS' SPECIAL RIGHTS.

            11.01  REPLACEMENT  OF  INSTRUMENTS.  Upon receipt by the Company of evidence reasonably  satisfactory to it of the ownership of and the loss, theft, destruction  or  mutilation of any  certificate  or  instrument  evidencing  any
Warrants issued by the Company, and

                (a) in the case of loss,  theft or destruction,  of an indemnity reasonably  satisfactory to it, provided that, if the owner of the same is an Initial  Holder,  its own agreement of indemnity  shall be deemed to be satisfactory,  or if the  owner of the same is a Holder  the  Company  may require a bond, or

                (b) in the case of mutilation,  upon  surrender or  cancellation thereof,

the  Company,  at its expense,  shall  execute,  register  and deliver,  in lieu thereof,  a new  certificate  or instrument for (or covering the purchase of) an equal number of Warrants or Warrant Stock.

            11.02 RESTRICTIONS ON CERTAIN ACTION.

                (a) The Company shall not at any time enter into an agreement or other instrument  limiting in any manner (other than in a de minimis manner) its ability  to  perform  its  obligations  under  this  Agreement  or  making  such

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                                      -24-

performance  or the  issuance of shares of Common Stock upon the exercise of any
Warrant issued by it a default under any such agreement or instrument.

                (b) So long as at least 50% of all of the Warrants issued to the
Initial Holders hereunder shall remain outstanding,  neither the Company nor any of its Subsidiaries shall (i) issue any Participating Security or Options for or
Convertible Securities convertible into a Participating Security, (ii) issue any class of equity other than Common Stock  outstanding  on the date hereof and any
Preferred  Stock of the  Company or (iii) make or agree to make  payments to any
Person,  such as any  "phantom"  stock  payments,  where the  amount  thereof is calculated  with  reference to fair market or equity value of the Company or any of the Subsidiaries.

            11.03 INSPECTION  RIGHTS.  As and when requested,  the Company shall provide  to any  Holder  or  Initial  Holder  of  more  than  15%  of the  total outstanding  Warrants  or the  agents  or  representatives  of such  holder  all information  and/or access to all  information in respect of the Company and its
Subsidiaries as the Company provides to members of the Board at the same time or times and/or subject to the same conditions to which such  information or access thereto is provided to such members of the Board

            11.04 RIGHT TO PURCHASE EQUITY SECURITIES.

                (a) So long as an Initial  Holder  owns any  Warrants or Warrant
Stock, if the Company  proposes to and does issue any Equity  Securities  (other than in a  registered  public  offering  or in a  transaction  in  which  Equity
Securities  are  exchanged  for the  assets or  securities  of  another  person;
provided  that the  Board  has  determined  in good  faith  that the  assets  or securities  received by the Company in such  exchange have a fair value at least equal to the value of the Equity Securities of the Company  exchanged  therefor)
the  Company  shall  offer each such  Initial  Holder  the right to  participate proportionately  in a percentage amount equal to the percentage of the Company's
Common Stock (on a fully  diluted  basis)  represented  by the  Warrants  and/or
Warrant Stock held by each such Initial Holder as of the date of issuance of any such  Equity  Securities  (the  "DATE OF  ISSUANCE")  and on the same  terms and conditions and at the same per unit price (the "ISSUE PRICE"). The Company shall give written notice to each such Initial  Holders of any such issuance as far in advance of the Date of Issuance as  possible,  but in no event less than 10 days in advance of the Date of  Issuance  (a  "NOTICE  OF  ISSUANCE").  The Notice of
Issuance  will  describe in  reasonable  detail the terms and  conditions of the proposed  issuance,  including  the Issue  Price,  the maximum  number of Equity
Securities  that each Initial Holder will be entitled to purchase  (assuming for this purpose  only that the number of Warrants  and/or  shares of Warrant  Stock held by each  Initial  Holder does not change  between the date of the giving of such notice and the Date of Issuance) on the Date of Issuance.

                (b) Each such  Initial  Holder shall have the option to elect to purchase all or part of such Initial Holder's  portion of the Equity  Securities described  in a Notice of  Issuance  at the Issue  Price and on the other  terms contained  in the Notice of  Issuance  by  notifying  the Company in writing (an
"ELECTION NOTICE") at least two business days prior to the Date of Issuance (the
"ELECTION  PERIOD"),  at which time such Initial Holder shall become irrevocably bound (subject to the  satisfaction of all regulatory  requirements) to purchase

                                Warrant Agreement
                                -----------------

                                      -25-

such Equity  Securities.  Each Election Notice will indicate the number of units that each Initial Holder elects to purchase.

                (c) Any purchase  and sale  pursuant to the  provisions  of this
Section  11.04 shall occur on the Date of Issuance at the  principal  offices of the Company unless  otherwise  agreed.  At any closing of a purchase and sale in accordance  with this  Section  11.04,  the Company  will  deliver  certificates evidencing  the Equity  Securities to be so purchased  against  delivery by each
Initial  Holder of an amount  equal to the  number  of units  that each  Initial
Holder has elected to purchase  multiplied by the Issue Price.  Such amount will be payable at such  closing.  Each  Initial  Holder  making a purchase of Equity
Securities  pursuant to this Section 11.04 shall be responsible  for the payment of any  transfer or other taxes due as a result of such  purchase and such taxes shall be payable at the closing (unless such Initial Holder provides evidence in form satisfactory to the Company that such taxes have been paid).

                (d) The failure of any Initial  Holder to exercise  its right to purchase Equity  Securities  under this Section 11.04 in connection with any one issuance of Equity  Securities by the Company will not, in any manner,  waive or otherwise  impair the rights of such  Initial  Holder to purchase  such  Initial
Holder's  share of Equity  Securities  in  connection  with any  other  proposed issuance of Equity Securities to which this Section 11.04 is applicable.

                (e) Notwithstanding  anything contained in this Section 11.04 to the  contrary,  the Company may at any time,  regardless  of whether an Election
Notice has been given,  prior to the Date of Issuance  abandon an offering as to which it has given a Notice of Issuance, in which case the Initial Holders shall have no further right to purchase the Equity Securities described in such Notice of Issuance.

            Section 12. REGISTRATION.

            12.01 NOTICE.  On and after the date of this Agreement  whenever the
Company  proposes  to effect  the  registration  of any Common  Stock  under the
Securities  Act, the Company shall  promptly,  and in any event at least 20 days prior to the  anticipated  filing date of the proposed  registration  statement, give written notice of such proposed  registration  to all Holders.  Each Holder that  wishes to  register  its  Warrants  or shares of Warrant  Stock  (each,  a
"SELLER")  shall,  within 15 days after receipt of such notice from the Company, deliver to the  Company a notice (a "SELLER  NOTICE")  stating  that such Seller wishes to participate in such offering and setting forth the number of shares of
Warrant  Stock  that such  Seller  desires  to  include  in such  offering.  The
Company's  obligation  to effect  registration  of Warrants or shares of Warrant
Stock under this Section 12.01 shall be unlimited in number.

            12.02  PRORATION.  In the  case  of a  registration  to be  effected pursuant to Section 12.01 hereof, if the underwriter (or, if the offering is not underwritten,  an independent  financial advisor to the Company) determines that marketing factors require a limitation on the number of securities to be offered and sold in the offering,  including securities requested to be offered and sold by  Sellers,  there  shall be  included  in the  offering  only  that  number of securities  that the  underwriter,  or  financial  advisor,  as the case may be, reasonably  believes  will not  jeopardize  the  success  of the  offering.  Any reduction in the number of securities  to be so offered shall be pro-rata  among

                                Warrant Agreement
                                -----------------

                                      -26-

the  Shareholders,  the  Sellers  and  all  other  Persons,  proposing  to  sell securities  pursuant  to  such  offering,  based  on the  number  of  securities originally  proposed to be sold by each such Person.  Nothing  contained  herein shall  be  construed  to  limit  in any way the  Company's  right,  in its  sole discretion,  to withdraw any  registration  statement  before such  registration
statement  becomes  effective,   or  to  postpone  the  offering  of  securities
contemplated by any such registration statement.

            12.03  REGISTRATION  PROCEDURES.  If and  whenever  the  Company  is required by the  provisions  of Section  12.01 hereof to use its best efforts to effect the  registration of any of its securities  under the Securities Act, the
Company shall, as expeditiously as possible,

                (i)  furnish  to  each  Seller  such  numbers  of  copies  of  a prospectus,  including a preliminary  prospectus,  in conformity  with the requirements  of the  Securities  Act, and such other  documents,  as such
      Seller may  reasonably  request in order to facilitate  the public sale or other disposition of the securities owned by such Seller;

                (ii)  notify  each  Seller  of any  securities  covered  by such registration  statement, at any time when a prospectus relating thereto is required  to be  delivered  under the  Securities  Act,  of the  Company's
      becoming  aware  that  the  prospectus   included  in  such   registration
      statement,  as then in effect,  includes an untrue statement of a material fact or omits to state any material fact required to be stated  therein or necessary to make the  statements  therein not  misleading in the light of the circumstances  then existing (upon receipt of which each Seller agrees to forthwith cease making offers and sales of such securities  pursuant to such  prospectus  and to  deliver  to  the  Company  any  copies  of  such prospectus  then in the possession of such Seller),  and at the request of any such Seller  promptly  prepare and furnish to such Seller a reasonable number of copies of a  prospectus  supplemented  or  amended  so that,  as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue  statement of a material fact or omit to state a material  fact  required to be stated  therein or  necessary to make the statements  therein not misleading in the light of the circumstances  then existing;

                (iii)  make  available  to its  security  holders,  as  soon  as reasonably  practicable,  an earnings  statement covering the period of at least twelve months, but not more than eighteen months, beginning with one of the first three months  after the  effective  date of the  registration statement,  which  earnings  statement  shall  satisfy the  provisions  of
      Section 11(a) of the Securities Act;

                (iv)   otherwise  use  its  best  efforts  to  comply  with  all
      applicable rules and regulations of the Commission;

                (v)  use  its  best  efforts  to  list  such  securities  on any securities  exchange  on which the  Common  Stock of the  Company  is then listed, or, if not so listed, on a national  securities  exchange,  if the listing  of such  securities  is then  permitted  under  the rules of such exchange;

                                Warrant Agreement
                                -----------------

                                      -27-

                (vi)  provide  a  transfer  agent  and  registrar  for  all  the securities  covered  by such  registration  statement  not later  than the effective date of such registration statement; and

                (vii) make  available for inspection by any Seller of securities covered by such registration statement,  by any underwriter  participating in any disposition to be effected pursuant to such registration  statement and by any attorney, accountant or other agent retained by any such Seller or any such  underwriter,  all  pertinent  financial  and  other  records, pertinent corporate documents and properties of the Company, and cause all
      of  the  Company's  officers,   directors  and  employees  to  supply  all
      information   reasonably  requested  by  any  such  Seller,   underwriter,
      attorney,  accountant  or  agent  in  connection  with  such  registration statement.

If any such registration or comparable statement refers to any Seller by name or otherwise as the holder of any securities of the Company, then such Seller shall have the right to require (A) the  insertion  therein of  language,  in form and substance  satisfactory  to such Seller,  to the effect that the holding by such
Seller of such  securities  is not to be construed as a  recommendation  by such
Seller of the investment quality of the Company's securities covered thereby and that such  holding  does not imply that such  Seller  will assist in meeting any future  financial  requirements  of the  Company,  or (B) in the event that such reference to such Seller by name or otherwise is not required by the  Securities
Act, the deletion of the reference to such Seller.

            The Company may require each Holder of securities  to, and each such
Holder,  as a condition to including  Securities  in such  registration,  shall, furnish the Company with such  information and affidavits  regarding such holder and the  distribution  of such  securities  as the Company may from time to time reasonably  request in writing in connection with such  registration.  No Seller may participate in any  underwritten  registration  hereunder unless such Seller
(a)  agrees to sell  such  Seller's  securities  on the  basis  provided  in any underwriting  arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all  questionnaires,  powers of attorney,  indemnities,  lock-ups,  underwriting  agreements and other documents reasonably required under the terms of such underwriting  arrangements and these registration rights.

            Each Seller of  securities  agrees  that upon  receipt of any notice from the Company of the happening of any event of the kind  described in Section
12.03(ii),  such Seller will forthwith  discontinue such Seller's disposition of securities  pursuant to the registration  statement  relating to such securities until  such  Seller's  receipt  of the  copies of the  supplemented  or  amended prospectus contemplated by Section 12.03(ii) and, if so directed by the Company, will deliver to the Company (at the  Company's  expense) all copies,  other than permanent  file  copies,  then in such  Seller's  possession  of any  prospectus relating to such securities at the time of receipt of such notice.

            12.04  HOLDBACK ON SALES.  The Company and the Holders  hereby agree not to effect any public sale or distribution of any securities similar to those registered  in  accordance  with Section  12.03 hereof  during the 14 day period

                                Warrant Agreement
                                -----------------

                                      -28-

prior to, and during the 45 day period  beginning on, the effective  date of any registration statement (except as part of such registration statement).

            12.05 EXPENSES.  All reasonable  expenses incurred in complying with this Section,  including,  without limitation, all registration and filing fees, printing  expenses,  fees and  disbursements  of counsel  for the  Company,  the reasonable fees and  disbursements  of one counsel for the Seller or the Sellers
(to be  chosen  by the  Seller  or by the  Sellers  holding  a  majority  of the securities to be included by Sellers in a registration  statement),  expenses of any special audits incident to or required by any such registration and expenses of  complying  with  the  securities  or  blue  sky  laws  of any  jurisdictions
(provided,  however,  that the Company may delay such  registration for up to 30 days, if such delay will  eliminate the need for such special  audit),  shall be paid by the Company; provided, that in no event shall the Company be required to pay any underwriting discounts,  commissions or fees attributable to the sale of
Warrant Shares by a Seller hereunder.

            12.06 INDEMNIFICATION.

                (a) In the event of any  registration  of any of its  securities under the  Securities  Act pursuant to this Section 12, the Company  shall,  and hereby agrees to,  indemnify  and hold harmless each Seller of such  securities, its  directors  and  officers,  partners,  and each other  Person,  if any,  who controls  such Seller  within the meaning of Section 15 of the  Securities  Act, against any losses to which such Seller or any such director,  officer,  partner or Person may become subject under the Securities Act or any other statute or at common law,  insofar as such losses (or actions in respect thereof) arise out of or are based upon any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the
Securities  Act, any  preliminary  prospectus or final  prospectus  with respect thereto,  or any amendment or  supplement  thereto,  or any alleged  omission to state therein a material fact required to be stated therein or necessary to make the statements  therein not misleading,  and shall reimburse such Seller or such director, officer, partner or participating Person or controlling Person for any legal or any other expenses reasonably incurred by such Seller or such director, officer,  partner or  participating  Person or controlling  Person in connection with  investigating  or defending  any such loss;  provided,  however,  that the
Company  shall not be liable in any such case to the  extent  that any such loss arises out of or is based upon any alleged untrue  statement or alleged omission made in such registration  statement,  preliminary  prospectus,  prospectus,  or amendment  or  supplement  in  reliance  upon  and in  conformity  with  written information furnished to the Company for inclusion therein through an instrument duly executed by such Seller; provided further, however that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary  prospectus,  the indemnity  agreement  contained in this  paragraph shall not apply to the extent that any such loss,  claim,  damage,  liability or expense results from the fact that a current copy of the prospectus was not sent or given to the Person  asserting  any such loss,  claim,  damage,  liability or expense at or prior to the written  confirmation  of the sale of the  securities concerned to such Person if the Company had prior  thereto given such Seller the notice  referred to in Section  12.03(ii)  hereof and  provided to such Seller a supplemented or amended  prospectus as contemplated  by Section  12.03(ii),  and such current copy of the  prospectus  would have cured the defect giving rise to such loss, claim, damage,  liability or expense.  Such indemnity shall remain in

                                Warrant Agreement
                                -----------------

                                      -29-

full force and effect  regardless of any  investigation  made by or on behalf of such Seller or such  director,  officer or  participating  Person or controlling
Person, and shall survive the transfer of such securities by such Seller.

                (b)  Each  Seller  of   securities   which  are  included  in  a
registration statement hereunder, as a condition to including securities in such registration  statement,  shall, to the full extent permitted by law,  indemnify and hold harmless the Company, its directors and officers and each other Person, if any,  who  controls  the  Company  within  the  meaning  of Section 15 of the
Securities  Act,  against any losses to which the Company or any such  director, officer or Person may become  subject  under the  Securities  Act or  otherwise, insofar as such losses (or actions in respect thereof) arise out of or are based upon any untrue  statement or alleged  untrue  statement  of any  material  fact contained in such  registration  statement,  any preliminary  prospectus,  final prospectus  or  summary  prospectus  contained  therein,  or  any  amendment  or supplement  thereto,  or any  omission or alleged  omission  to state  therein a material fact required to be stated  therein or necessary to make the statements therein (in the case of a prospectus,  in the light of the  circumstances  under which they were made) not misleading, if such untrue statement or alleged untrue statement  or omission  or alleged  omission  was made in  reliance  upon and in conformity  with  written  information  furnished  to the Company by such Seller specifically for use in the preparation  thereof;  provided,  however,  that the obligation to provide indemnification pursuant to this Section 12.06(b) shall be several,  and not joint and  several,  among  such  Sellers  on the basis of the number of  securities  included by each in such  registration  statement and the aggregate  amount which may be recovered from any holder of securities  pursuant to the indemnification  provided for in this Section 12.06(b) in connection with any sale of securities  shall be limited to the total proceeds  received by such holder from the sale of such  securities.  Such  indemnity  shall remain in full force and effect  regardless  of any  investigation  made by or on behalf of the
Company  or any such  other  Person  and  shall  survive  the  transfer  of such securities by such Seller.

                (c) Promptly  after  receipt by any Person under this Section of notice of the commencement of any action,  such Person (an "Indemnified  Party")
shall,  if a claim in respect thereof is to be made against any other Person (an
"Indemnifying Party") for indemnity under this Section,  notify the Indemnifying
Party in writing of the commencement  thereof; but the omission so to notify the
Indemnifying  Party shall not relieve it from any liability which it may have to any  Indemnified  Party,  except to the extent  that the  Indemnifying  Party is prejudiced  thereby.  The  Indemnifying  Party may, upon being  notified of such
action,   assume  the  defense  thereof,   with  counsel  satisfactory  to  such
Indemnified Party, and, after such assumption,  the Indemnifying Party shall not be liable to such Indemnified Party under this Section for any legal expenses of other counsel or any other expenses,  in each case subsequently incurred by such
Indemnified  Party, in connection with the defense thereof;  provided,  however, that the Indemnifying  Party may not assume the defense of the action, and shall remain  liable to the  Indemnified  Party for its legal  expenses of counsel and other  expenses,  in the event that the  Indemnified  Party has been  advised in writing by counsel who, in good faith determines that a conflict of interest may exist between the Indemnified Party and the Indemnifying Party.

                (d) If the  indemnification  provided  for in  this  Section  is
unenforceable   although   available,   or  insufficient  to  hold  harmless  an
Indemnified  Party  hereunder for any losses (or actions in respect  thereof) in respect of which the provisions of Section 12.06(a) or (b) would otherwise apply

                                Warrant Agreement
                                -----------------

                                      -30-

by their terms, then the Indemnifying  Party shall contribute to the amount paid or payable by such  Indemnified  Party as a result of such losses (or actions in respect  thereof) in such  proportion as is  appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such losses (or actions in respect thereof),  as well as any other relevant equitable considerations.  The relative  fault shall be  determined by reference to, among other things,  whether the untrue or alleged untrue statement of a material fact relates to  information  supplied by the  Indemnifying  Party on the one hand or such  Indemnified  Party on the other  hand and the  parties'  relative  intent, knowledge,  access to  information  and  opportunity  to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if  contribution  pursuant  to  this  subsection  were  determined  by pro  rata allocation or by any other method of  allocation  which does not take account of the equitable considerations referred to in this subsection.  The amount paid or payable as a result of the losses (or  actions in respect  thereof)  referred to above in this subsection  shall be deemed to include any legal or other expenses reasonably  incurred by such Indemnified Party in connection with  investigating or defending any such action or claim.  In no event shall any Seller be required to  contribute  in the  aggregate  an amount  exceeding  the amount of  proceeds received by such Seller in  connection  with any  offering.  No Person guilty of fraudulent  misrepresentation  (within  the  meaning  of  Section  11(f)  of the
Securities  Act) shall be entitled to  contribution  from any Person who was not guilty of such fraudulent misrepresentation.

            12.07 NO OTHER REGISTRATION  RIGHTS. The Company shall not grant any registration  rights to any holder of  securities  of the  Company in respect of such securities if such  registration  rights would rank senior to, or otherwise adversely affect in any material  respect,  the  registration  rights granted in this Section 12.

            12.08 RULE 144. The Company  covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act so long as the Company is  registered  under the Exchange  Act.  Upon the request of any
Holders,  the  Company  will  deliver to such Holder a written  statement  as to whether it has complied with such requirements.

            Section 13. MISCELLANEOUS.

            13.01  WAIVER.  No failure on the part of any Holder to exercise and no delay in  exercising,  and no course of dealing  with  respect to, any right, power or privilege under this Agreement  shall operate as a waiver thereof,  nor shall any single or partial exercise of any right, power or privilege under this
Agreement  preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            13.02  NOTICES.  All notices and other  communications  provided for herein and the Warrants (including, without limitation, any modifications of, or waivers or consents  under,  this  Agreement)  shall be given or made in writing
(including,  without  limitation,  by  telecopy),  if to (a) any  party  hereto, delivered to the intended recipient at the "Address for Notices" specified below its name on the  signature  pages  hereof;  or, as to any  party,  at such other address as shall be designated  by such party in a written  notice to each other party,  or (b) any other Person who is the registered  Holder of any Warrants or
Warrant  Stock,  to the  address  for such  Holder as it appears in the stock or warrant ledger of the Company.  Except as otherwise  provided in this Agreement,

                                Warrant Agreement
                                -----------------

                                      -31-

all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered,  or, in the case of a mailed notice, upon receipt,  in each case given or addressed as  aforesaid.  The Company  agrees to deliver  to each  Holder in the  manner  prescribed  by this  Section  13.02 any notices or other communications delivered to the shareholders of the Company.

            13.03 OFFICE OF THE COMPANY.  So long as any of the Warrants remains outstanding,  the Company  shall  maintain an office in the  continental  United
States of America where the Warrants may be presented  for  exercise,  transfer, division or combination  provided herein and in the Warrants.  Such office shall be at 2800 Southeast  Market Place,  Stuart,  Florida 34997 unless and until the
Company  shall  designate  and maintain  some other office for such purposes and give notice thereof to all Holders.

            13.04 EXPENSES, TRANSFER TAXES AND OTHER CHARGES.

                (a) EXPENSES,  ETC. The Company  agrees to pay or reimburse each of the Initial Holders for paying:  (i) all reasonable  out-of-pocket  costs and expenses of the Initial Holders (including,  without limitation,  the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy LLP, special counsel to the
Initial Holders), in connection with (x) the negotiation, preparation, execution and delivery of this  Agreement  and the issuance of Warrants  hereunder and (y)
any amendment,  modification  or waiver of any of the terms of this Agreement or the Warrants;  and (ii) all reasonable  fees,  costs and expenses of the Initial
Holders  (including  reasonable  fees of a single  counsel  for the  Holders) in connection with any default by the Company  hereunder or under any Warrant or in connection with any enforcement  action or other proceedings  relating hereto or thereto (including, without limitation, the enforcement of this Section 13.04).

                (b) CERTAIN TAXES, ETC. Except as otherwise  provided in Section
13.04(c),  the Company shall pay all taxes (other than  Federal,  state or local income taxes) which may be payable in connection with the execution and delivery of this  Agreement  or the  issuance  and sale of the  Warrants  hereunder or in connection  with any  modification  of this  Agreement or the Warrants and shall hold each Holder  harmless  without  limitation  as to time  against any and all liabilities with respect to all such taxes. The obligations of the Company under this Section 13.04(b) shall survive any redemption, repurchase or acquisition of
Warrants by the Company and the termination of this Agreement.

                (c)  TRANSFER  TAXES,  ETC.  The  Company  shall pay any and all expenses,  transfer taxes and other charges, including all costs associated with the preparation,  issue and delivery of stock or warrant certificates,  that are incurred in respect of the  issuance or delivery of shares of Common  Stock upon exercise  or  conversion  of the  Warrants  pursuant  to Section 2 thereof or in connection  with any transfer,  division or combination of Warrants  pursuant to
Section 3 thereof.  The Company shall not,  however,  be required to pay any tax which may be  payable  in  respect  of any  transfer  involved  in the issue and delivery  of  shares  of  Common  Stock in a name  other  than that in which the relevant  Warrant is  registered,  and no such issue or  delivery  shall be made unless and until the Person  requesting  such issue has paid to the  Company the amount of any such tax, or has established,  to the satisfaction of the Company, that such tax has been paid.

                                Warrant Agreement
                                -----------------

                                      -32-

            13.05  AMENDMENTS,  ETC. Except as otherwise  expressly  provided in this Agreement,  any provision of this Agreement may be amended or modified only by an instrument in writing  signed by the Company and the Holders of at least a majority  of the  Restricted  Warrants;  provided  that (a) the  consent  of the
Holders  of  Restricted  Warrants  shall not be  required  with  respect  to any amendment or waiver which does not affect the rights or benefits of such Holders under this Agreement,  (b) the consent of the Holders of Restricted  Stock shall be required  with  respect to any  amendment or waiver of Section 12, and (c) no such  amendment or waiver shall,  without the written  consent of all Holders of
Restricted  Stock and Restricted  Warrants at the time  outstanding,  amend this
Section 13.05.

            13.06  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and permitted assigns.

            13.07  SURVIVAL.  All  representations  and  warranties  made by the
Company herein or in any certificate or other  instrument  delivered by it or on its behalf under this Agreement  shall be considered to have been relied upon by each  Initial  Holder and shall  survive  the  execution  and  delivery  of this
Agreement  and the issuance of the Warrants or the Warrant  Stock  regardless of
any   investigation   made  by  or  on  behalf  of  any  Initial   Holder.   All
representations  and  warranties  made by the Initial  Holders  herein  shall be considered  to have  been  relied  upon by the  Company  and shall  survive  the execution and delivery of this Agreement and the issuance to the Initial Holders of the Warrants,  the Warrant Stock and any Other  Securities  regardless of any investigation made by or on behalf of the Company.

            13.08 REGULATION Y. The Company shall not be liable for any Holder's breach of any of the provisions herein relating to Regulation Y.

            13.09 CAPTIONS.  The captions and section headings  appearing herein are included  solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

            13.10 COUNTERPARTS.  This Agreement may be executed in any number of counterparts,  all of which taken  together  shall  constitute  one and the same instrument  and any of the parties  hereto may execute this Agreement by signing any such counterpart.

            13.11  GOVERNING  LAW.  This  Agreement  shall be  governed  by, and construed in accordance with, the law of the State of New York.

            13.12  SEVERABILITY.  In the  event  that  any  one or  more  of the provisions contained herein, or the application thereof in any circumstance,  is
held   invalid,   illegal  or   unenforceable,   the   validity,   legality  and
enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            13.13  ENTIRE  AGREEMENT.   This  Agreement   supersedes  all  prior
discussions  and  agreements  between  the parties  with  respect to the subject matter  hereof,  and (together  with the Warrants)  contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                                Warrant Agreement
                                -----------------

                                      -33-

            13.14 NO THIRD PARTY  BENEFICIARY.  The terms and provisions of this
Agreement  are  intended  solely for the  benefit of each  party  hereto,  their respective  successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person.

                                Warrant Agreement
                                -----------------

                                      -34-

            IN WITNESS  WHEREOF,  the  parties  hereto have duly  executed  this
Agreement as of the date first above written.

                                     COMPANY
                                     -------

                                     NUCO2 INC.

                                     By: /s/ Robert R. Galvin
                                         ------------------------
                                         Title: Chief Financial Officer

                                     Address for Notices:
                                     --------------------

                                     NUCO2 INC.
                                     2800 Southeast Market Place
                                     Stuart, Florida  34997
                                     Attention: Robert R. Galvin
                                     Telephone: 772-221-1754
                                     Fax: 772-221-1690

                                Warrant Agreement
                                -----------------

                                      -35-

Stock Units

25,000                                  CRAIG BURR

                                        By: /s/ Craig Burr
                                            ------------------
                                            Name: Craig Burr

                                        Address for Notices:
                                        --------------------

                                        Craig Burr
                                        8 Hubbard Park Road
                                        Cambridge, MA 02138
                                        Telephone:
                                        Fax:

                                Warrant Agreement
                                -----------------

                                                                      Annex 1 to
                                                       Special Warrant Agreement

                            [Form of Special Warrant]

                                 SPECIAL WARRANT

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT
               BEEN  REGISTERED  UNDER THE  SECURITIES ACT OF 1933, AS
               AMENDED,  OR  APPLICABLE  STATE  SECURITIES  LAWS,  AND
               ACCORDINGLY,  SUCH  SECURITIES MAY NOT BE  TRANSFERRED,
               SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH
               THE   REGISTRATION  OR   QUALIFICATION   PROVISIONS  OF
               APPLICABLE   FEDERAL  AND  STATE   SECURITIES  LAWS  OR
               APPLICABLE EXEMPTIONS THEREFROM.

               THE  TRANSFER  OF THE  SECURITIES  REPRESENTED  BY THIS
               CERTIFICATE IS SUBJECT TO THE  CONDITIONS  SPECIFIED IN
               THAT  CERTAIN  SPECIAL  WARRANT  AGREEMENT  DATED AS OF
               AUGUST  25,  2003,   BETWEEN   NUCO2  INC.,  A  FLORIDA
               CORPORATION,  AND  CERTAIN  INITIAL  HOLDERS,  AS  SUCH
               SPECIAL   WARRANT   AGREEMENT   MAY  BE  MODIFIED   AND
               SUPPLEMENTED  AND IN EFFECT  FROM TIME TO TIME,  AND NO
               TRANSFER  OF  THE   SECURITIES   REPRESENTED   BY  THIS
               CERTIFICATE  SHALL  BE VALID OR  EFFECTIVE  UNTIL  SUCH
               CONDITIONS HAVE BEEN  FULFILLED.  A COPY OF THE FORM OF
               SUCH  SPECIAL  WARRANT  AGREEMENT IS ON FILE AND MAY BE
               INSPECTED  AT THE  PRINCIPAL  EXECUTIVE  OFFICE  OF THE
               AFORESAID CORPORATION.  THE HOLDER OF THIS CERTIFICATE,
               BY ACCEPTANCE OF THIS  CERTIFICATE,  AGREES TO BE BOUND
               BY THE PROVISIONS OF SUCH SPECIAL WARRANT AGREEMENT.

No. of Stock Units:___                                            Warrant No.___

                                     WARRANT
                           to Purchase Common Stock of
                                   NUCO2 INC.

            THIS IS TO CERTIFY THAT [NAME OF INITIAL HOLDER],  or its registered assigns,  is entitled to purchase in whole or in part from NUCO2 INC., a Florida corporation (the  "COMPANY"),  at any time and from time to time on or after the date  hereof,  but not later than 5:00 p.m.,  New York City time,  on August 25,
2013 (the  "EXPIRATION  DATE"),  [__] Stock  Units (as  defined  in the  Warrant
Agreement  referred  to below)  at a  purchase  price of $8.79  per Stock  Unit, provided that such purchase price shall not be less than the aggregate par value of the capital stock contained in a Stock Unit (the "EXERCISE  PRICE"),  subject to the terms and conditions set forth herein and in the Warrant Agreement,  each such  purchase of a Stock Unit to be made,  and to be deemed  effective  for the purpose of determining the date of exercise, only upon surrender of this Warrant

                                 Special Warrant
                                 ---------------

                                      -2-

to the  Company  at its  office  referred  to in  Section  13.03 of the  Warrant
Agreement,  with the Form of Exercise attached hereto (or a reasonable facsimile thereof) duly  completed and signed,  and upon payment in full to the Company of the Exercise  Price (i) in cash or (ii) by  certified or official  bank check or
(iii) by any  combination  of the  foregoing,  all as  provided  in the  Warrant
Agreement  and upon  compliance  with and  subject to the  conditions  set forth herein and in the Warrant Agreement.

            On and after the date hereof and prior to the Expiration  Date, this
Warrant may be converted,  in whole or in part, at the Holder's option, into the number of shares of Common Stock for each Stock Unit  evidenced  hereby which is being so  converted,  equal to (a)(i) the product of (x) the number of shares of
Common Stock  comprising a Stock Unit at the time of such conversion and (y) the
Current  Market Price per share of Common  Stock at the time of such  conversion minus (ii) the  Exercise  Price per Stock  Unit at the time of such  conversion, divided by (b) the Current Market Price per share of Common Stock at the time of such  conversion,  all as provided in the Warrant  Agreement and upon compliance with  and  subject  to the  conditions  set  forth  herein  and  in the  Warrant
Agreement.

            If a Holder is a BHCA  Holder,  such Holder shall not, and shall not permit any of its Bank Holding Company  Affiliates to, exercise this Warrant if, after  giving  effect to such  exercise,  (i) such  Holder and its Bank  Holding
Company  Affiliates  would own more than 5% of the total issued and  outstanding shares of Common  Stock on a  fully-diluted  basis or (ii) such Holder  would be deemed under Regulation Y to have the power to exercise, directly or indirectly, a controlling  influence over the management or policies of, or would  otherwise control,  the Company  unless such  Holder is a  financial  holding  company and exercises  such Warrant in reliance  on, and in  compliance  with,  the merchant banking  exemption set forth in Regulation Y. For purposes of clause (ii)of this paragraph, a reasoned opinion of counsel to such Holder delivered to such Holder
(which is based on facts and circumstances  deemed  appropriate by such counsel)
to the  effect  that  such  Holder  does not have the power to  exercise  such a controlling influence or otherwise control the Company shall be conclusive.

            This  Warrant is issued  under and in  accordance  with the  Special
Warrant  Agreement  dated as of August 25, 2003  between the Company and certain investors (as the same may be modified and  supplemented  in accordance with its terms  and as in effect  from time to time,  the  "WARRANT  AGREEMENT"),  and is subject to the terms and  provisions of the Warrant  Agreement,  which terms and provisions are hereby  incorporated by reference  herein and made a part hereof.
Every  Holder of this  Warrant  consents  to all of the terms  contained  in the
Warrant Agreement by acceptance hereof.

            The  number of shares of  Common  Stock or other  securities  of the
Company  constituting  one "Stock  Unit" are  subject to  adjustment  in certain events as provided in the Warrant Agreement.

            The Company  shall not be required  to issue a  fractional  share of
Common Stock upon exercise of this Warrant.  As to any fraction of a share which the Holder hereof would  otherwise be entitled to purchase  upon such  exercise, the Company may pay a cash  adjustment  in respect of such final  fraction in an amount  equal to the same  fraction  of the  Current  Market  Price per share of
Common Stock on the date of exercise.

                                 Special Warrant
                                 ---------------

                                      -3-

            This Warrant may be exchanged  either  separately or in  combination with other Warrants at the office of the Company referred to in Section 12.03 of the Warrant Agreement for new Warrants representing the same aggregate number of
Warrants evidenced by the Warrant or Warrants exchanged,  upon surrender of this and any other Warrant being  exchanged and upon  compliance  with and subject to the conditions set forth herein and in the Warrant Agreement.

            The Warrants and the Warrant Stock shall be  transferable  only upon compliance with the conditions  specified in Sections 4, 5 and 12 of the Warrant
Agreement,  which  conditions  are  intended,  among  other  things,  to  ensure compliance  with the provisions of the Securities Act in respect of the transfer of any Warrant or any Warrant Stock, and any Holder hereof shall be bound by the provisions  of (and entitled to the benefits of) said Sections 4, 5 and 12. Upon any such transfer  effected in compliance  with said Sections 4, 5 and 12, a new
Warrant  or  new  Warrants  of  different  denominations,  representing  in  the aggregate a like number of  Warrants,  will be issued to the  transferee.  Every
Holder hereof,  by accepting this Warrant,  consents and agrees with the Company and with every subsequent Holder of this Warrant that until due presentation for the registration of transfer of this Warrant on the Warrant register  maintained by the  Company,  the  Company  may deem and treat the Person in whose name this
Warrant  is  registered  as the  absolute  and  lawful  owner  for all  purposes whatsoever and the Company shall not be affected by any notice to the contrary.

            Nothing  contained in the Warrant Agreement or in this Warrant shall be  construed  as  conferring  on  the  holder  of  any  Warrants  or his or her transferee any rights whatsoever as a Shareholder of the Company.

            No provision  hereof,  in the absence of  affirmative  action by the
Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of such Holder,  shall give rise to any liability of such Holder for the Exercise Price or as a Shareholder  of the Company,  whether such liability is asserted by the Company, by any creditor of the Company or any other Person.

            Any notices  and other  communications  pursuant  to the  provisions hereof shall be sent in accordance with Section 13.02 of the Warrant Agreement.

            This Warrant  shall be deemed a contract  made under the laws of the
State of New York and for all purposes shall be construed in accordance with the laws of the  State  of New York  without  giving  effect  to the  principles  of conflicts of laws thereof.

            Each term used  herein  without  definition  shall have the  meaning assigned thereto in the Warrant Agreement.

                                 Special Warrant
                                 ---------------

                                      -4-

            IN WITNESS WHEREOF, the Company has duly executed this Warrant.

Dated:  _________ __, 2003

                                              NUCO2 INC.

                                              By___________________________
                                                Name:
                                                Title:

                                 Special Warrant
                                 ---------------

                                FORM OF EXERCISE

                (To be executed by the registered holder hereof)
             The undersigned registered owner of this Warrant hereby

                    SELECT ONE OF THE FOLLOWING TWO CHOICES:

                    [irrevocably  exercises  this  Warrant  for the  purchase of
                    Stock  Units of  NUCO2  INC.,  a  Florida  corporation,  and
                    herewith   makes   payment   therefor   in  the   amount  of
                    $_____________,  all at the  price  and  on  the  terms  and conditions specified in this Warrant,]

                                       OR

                    [irrevocably  converts  this  Warrant  into shares of Common
                    Stock of  NUCO2  INC.,  a  Florida  corporation,  all in the manner  and on the terms and  conditions  specified  in this
                    Warrant,]

            and requests that (i) certificates and/or other instruments covering such Stock Units be issued in accordance with the instructions given below and (ii) if such  Stock  Units  shall not  include  all of the
            Stock Units to which the Holder is entitled under this Warrant, that a new  Warrant of like  tenor and date for the  balance of the Stock
            Units issuable hereunder be delivered to the undersigned.

Dated:  ___________, ____

                                                ________________________________
                                                (Signature of Registered Holder)

Instructions for issuance and registration of Stock Units:

Name of Registered Holder:____________________________________________
(Please print)

Social Security or Other Identifying Number:__________________________

Please deliver certificate to the following address:

                             ________________________________________
                             ________________________________________
                             ________________________________________

                                 Special Warrant
                                 ---------------

                               FORM OF ASSIGNMENT

            FOR VALUE RECEIVED the undersigned  registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all the rights of the undersigned  under this Warrant with respect to the number of Stock Units covered thereby set forth hereinbelow unto:

                                                                    Number of
Name of Assignee          Address                 Stock Units
----------------          -------                 -----------

Dated:__________________

                                                ________________________________
                                                Signature of Registered Holder

                                                ________________________________
                                                Name of Registered Holder
                                                (Please Print)

Witness:

___________________________

                                 Special Warrant
                                 ---------------